Exhibit 10(bq)

                          CANAL CAPITAL CORPORATION

                               First Amendment

                                     to

      Amended and Restated Variable Rate Mortgage Note Due May 15, 1996



       This First Amendment to the Amended and Restated Variable Rate Mortgage Note due May 15, 1996 ( Amendment ), dated as of May 15, 1996, is made and entered into by and between Canal Capital Corporation, a Delaware corporation (the Company ), and Deltec Asset Management Corporation (the Holder ).

       Whereas, the Company is obligated to the Holder pursuant to its Amended and Restated Variable Rate Mortgage Note Due May 15, 1996 (the
   Note ) issued pursuant to that certain Note Exchange Agreement dated as of May 15, 1993 (the Agreement ); and

       Whereas, the Company has requested that the Holder consent to the extension of the maturity of the Notes and to other various changes in the terms of the Notes;

       Now, therefore, in consideration of the foregoing, the Company and the Holder hereby agree as follows:

       1. Amendment to Note.

            (a). The reference to May 15, 1996" in the title of the Note shall be amended to read May 15, 1998".

            (b).    The  reference  to   May 15, 1996" in the introductory
  paragraph of the Note shall be amended to read  May 15, 1998.

            (c). The reference to May 15, 1996" in Section 1.(c) shall be amended to read May 15, 1998.

            (d). The Note shall be amended by adding thereto the following new provision at the end of Section 2:

        2.1. (a) For each quarterly period commencing on May 15, 1995 and continuing to and including May 14, 1996, this Note shall bear interest, in addition to the interest provided for in Section 1 (the
    Additional Interest ) at a rate per annum equal to 2.0% For each quarterly period commencing on May 15, 1996 and continuing to and including May 14, 1997, this Note shall bear Additional Interest at a rate per annum equal to 3.0%. For each quarterly period commencing on May 15, 1997 and continuing to and including May 14, 1998, this Note shall bear Additional Interest at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any quarterly period shall be limited to that rate which, when added to the interest rate established pursuant to Section 1.(c) herein, does not exceed a rate of 15% per annum.

                     (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on May 15, 1998 or upon the earlier repayment of the Note. The obligation to pay Additional Interest shall be entitled to the benefits of the security interest granted pursuant to that certain Security Agreement dated as of May 15, 1993 entered into in connection with the Agreement.

            (e) The Note shall be amended by deleting Section 5 thereof in its entirety.

       2. Deliveries by the Company. Simultaneously with the execution and delivery of this Amendment, the Company is delivering the following items to the Holder:

            (a) Resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Amendment and the performance by the Company of its obligations hereunder and thereunder;

            (b) Copies of the Certificate of Incorporation and By-Laws of the Company as the same may have been amended to the date of this Amendment;

                 (c) The certificate of the president and secretary of the Company, certifying to the Holder that (i) the resolutions described in
  Section 2(a) above were duly adopted and are true, correct and complete and (ii) the Certificate of Incorporation and By-Laws described in
  Section 2(b) above are true, correct and complete and (iii) the Company is in compliance with its obligations under the Note, as amended hereby; and

            (d) An opinion of counsel to the Company, addressed to and in form and substance satisfactory to the Holder, stating that, in the opinion of such counsel (i) the execution and delivery of this Amendment was duly authorized by all necessary corporate actions of the Company, and (ii) the Amendment constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

       3. Replacement of Note. Upon surrender by the registered holder thereof to the Company of any Note issued prior to the date hereof, the Company shall execute and deliver to such Holder, in exchange for the Note so surrendered, a new Note of like tenor and representing the principal amount outstanding on such date, as the same is amended by this Amendment.





       4. Fees. The Company shall pay a fee to the Holder equal to 2% of the principal amount outstanding on the date hereof, payable pro rata as follows: $25,000 in the aggregate on May 15, 1995, with the remaining balance due in equal amounts on the next three Interest Payment Dates.


       5.    Expenses.   The Company shall pay all out-of-pocket costs and
  expenses of the Holders incurred in connection with this Amendment, including reasonable attorneys fees.

       6.      Definitions.    All capitalized terms not otherwise defined
  herein shall have the meaning ascribed to them in the Note.

       7. Effect on Note. Except as expressly modified hereby, the Note remains unmodified in full force and effect.

       8. Authority. Each of the Company and the Holder represent and warrant that they have all necessary power and authority to execute and deliver this Amendment.






       In witness whereof, the parties hereto have executed this Amendment as of the date first written above.



  Attest                                   CANAL CAPITAL CORPORATION



        Reginald Schauder                   By: Michael E. Schultz
  Name: Reginald Schauder                       Michael E. Schultz
        Vice President                          President



  The foregoing Amendment is hereby
  accepted on behalf of the Holder
  as of the date hereof:


  DELTEC ASSET MANAGEMENT CORPORATION


  By:
      Title: Senior V.P.





















  Exhibit 10(br)

                          CANAL CAPITAL CORPORATION

                               First Amendment

                                     to

      Amended and Restated Variable Rate Mortgage Note Due May 15, 1996



       This First Amendment to the Amended and Restated Variable Rate Mortgage Note due May 15, 1996 ( Amendment ), dated as of May 15, 1996, is made and entered into by and between Canal Capital Corporation, a Delaware corporation (the Company ), and Guaranty Reassurance Company (the Holder ).

       Whereas, the Company is obligated to the Holder pursuant to its Amended and Restated Variable Rate Mortgage Note Due May 15, 1996 (the
   Note ) issued pursuant to that certain Note Exchange Agreement dated as of May 15, 1993 (the Agreement ); and

       Whereas, the Company has requested that the Holder consent to the extension of the maturity of the Notes and to other various changes in the terms of the Notes;

       Now, therefore, in consideration of the foregoing, the Company and the Holder hereby agree as follows:

       1. Amendment to Note.

            (a). The reference to May 15, 1996" in the title of the Note shall be amended to read May 15, 1998".

            (b).    The  reference  to   May 15, 1996" in the introductory
  paragraph of the Note shall be amended to read  May 15, 1998.





            (c). The reference to May 15, 1996" in Section 1.(c) shall be amended to read May 15, 1998.

            (d). The Note shall be amended by adding thereto the following new provision at the end of Section 2:

        2.1. (a) For each quarterly period commencing on May 15, 1995 and continuing to and including May 14, 1996, this Note shall bear interest, in addition to the interest provided for in Section 1 (the
    Additional Interest ) at a rate per annum equal to 2.0% For each quarterly period commencing on May 15, 1996 and continuing to and including May 14, 1997, this Note shall bear Additional Interest at a rate per annum equal to 3.0%. For each quarterly period commencing on May 15, 1997 and continuing to and including May 14, 1998, this Note shall bear Additional Interest at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any quarterly period shall be limited to that rate which, when added to the interest rate established pursuant to Section 1.(c) herein, does not exceed a rate of 15% per annum.

                     (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on May 15, 1998 or upon the earlier repayment of the Note. The obligation to pay Additional Interest shall be entitled to the benefits of the security interest granted pursuant to that certain Security Agreement dated as of May 15, 1993 entered into in connection with the Agreement.

            (e) The Note shall be amended by deleting Section 5 thereof in its entirety.

       2. Deliveries by the Company. Simultaneously with the execution and delivery of this Amendment, the Company is delivering the following items to the Holder:

            (a) Resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Amendment and the performance by the Company of its obligations hereunder and thereunder;

            (b) Copies of the Certificate of Incorporation and By-Laws of the Company as the same may have been amended to the date of this Amendment;

                 (c) The certificate of the president and secretary of the Company, certifying to the Holder that (i) the resolutions described in
  Section 2(a) above were duly adopted and are true, correct and complete and (ii) the Certificate of Incorporation and By-Laws described in
  Section 2(b) above are true, correct and complete and (iii) the Company is in compliance with its obligations under the Note, as amended hereby; and

            (d) An opinion of counsel to the Company, addressed to and in form and substance satisfactory to the Holder, stating that, in the opinion of such counsel (i) the execution and delivery of this Amendment was duly authorized by all necessary corporate actions of the Company, and (ii) the Amendment constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

       3. Replacement of Note. Upon surrender by the registered holder thereof to the Company of any Note issued prior to the date hereof, the Company shall execute and deliver to such Holder, in exchange for the Note so surrendered, a new Note of like tenor and representing the principal amount outstanding on such date, as the same is amended by this Amendment.





       4. Fees. The Company shall pay a fee to the Holder equal to 2% of the principal amount outstanding on the date hereof, payable pro rata as follows: $25,000 in the aggregate on May 15, 1995, with the remaining balance due in equal amounts on the next three Interest Payment Dates.


       5.    Expenses.   The Company shall pay all out-of-pocket costs and
  expenses of the Holders incurred in connection with this Amendment, including reasonable attorneys fees.

       6.      Definitions.    All capitalized terms not otherwise defined
  herein shall have the meaning ascribed to them in the Note.

       7. Effect on Note. Except as expressly modified hereby, the Note remains unmodified in full force and effect.

       8. Authority. Each of the Company and the Holder represent and warrant that they have all necessary power and authority to execute and deliver this Amendment.






       In witness whereof, the parties hereto have executed this Amendment as of the date first written above.



  Attest                                   CANAL CAPITAL CORPORATION



        Reginald Schauder                   By: Michael E. Schultz
  Name: Reginald Schauder                       Michael E. Schultz





        Vice President                          President



  The foregoing Amendment is hereby
  accepted on behalf of the Holder
  as of the date hereof:


  GUARANTY REASSURANCE COMPANY


  By: Mark L. Attanasio
      Title:

  By: Crescent Capital Corporation, its Investment Advisor
  By: Mark L. Attanasio, President

















  Exhibit 10(bs)

  CANAL CAPITAL CORPORATION
  717 Fifth Avenue
  New York, NY 10022






                                          Dated as of September 15, 1995


  To each of the Persons named on
       Schedule I attached hereto (the "Holders")


            Re:  Note Exchange Agreement





  Dear Sirs:

       CANAL CAPITAL CORPORATION (the "Company"), a Delaware corporation, agrees with each of the Holders as follows:

            1.    Background.    The  parties  acknowledge that the Holders
  h a ve  purchased,  for  full  and  fair  consideration,  the  Company's promissory note issued as of March 31, 1993 to Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York branch,

  in the original principal amount of $3,135,751 (the "Rabobank Note") and the Company's promissory note issued on April 16, 1993 to The DBL

  Liquidating Trust in the original principal amount of $650,000 (the "DBL Note"; together with the Rabobank Note, the "Old Notes"). The Holders desire to exchange the Old Notes for new promissory notes of the Company on the terms and conditions set forth herein, including without limitation, the deferral of principal payments due under the Old Notes. Terms that are not capitalized in the sections in which they first appear are as defined in Section 11 below.
            2.    Amended and Restated Notes.

            2.1. Authorization of Amended and Restated Notes. The Company has authorized the issue of $1,032,275 aggregate principal amount of its

  Amended and Restated Variable Rate Mortgage Notes due September 15, 1998 (the "New Notes", such term to include any notes issued in substitution therefor pursuant to Section 6), to be in the form of Exhibit A attached hereto and to bear interest as provided in such Exhibit A. The New

  Notes  are  intended  to  amend,  restate, supersede and replace the Old
  Notes.

            2.2.  Exchange  of  Old  Notes.   The Company hereby issues and
  delivers  the  New Notes to each of the Holders in the principal amounts set  forth  opposite  each such Holder's name on Schedule I hereto.  The
  New  Notes  amend,  restate, supersede and replace in their entirety the

  Old  Notes.    In exchange for the New Notes, the Holders hereby deliver
  and surrender to the Company the Old Notes, duly endorsed to the Company and to be cancelled immediately thereafter.
            3.    Representations  and  Warranties  of  the Company.  As an

  inducement for the Holders to enter into this Agreement, the Company represents and warrants that:

            3.1.  O r g a nization,  Standing,  etc.    The  Company  is  a





  corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into this Agreement, to issue the New Note and to carry out the terms hereof and thereof.

            3.2. Qualification. The Company is duly qualified or licensed as a foreign corporation authorized to do business in each jurisdiction

  (other than the jurisdiction of its incorporation) where the nature of its activities conducted or of the properties owned or leased by it requires such qualification.
            3.3.  Authorization.   The issuance and delivery by the Company

  of the New Notes to the Holders has been duly authorized by all necessary corporate action on the part of the Company.

            3.4.  Compliance   with  Other  Instruments.    The  execution,
  delivery  and  performance  of this Agreement and the New Notes will not result in any violation of or be in conflict with any term of the charter or by-laws of the Company or any of its Subsidiaries or breach,

  conflict with any term of, or result in a default under, any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to the Company or any of its Subsidiaries, or result in the creation of (or impose any obligation on the Company or any Subsidiary to create) any Lien upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to any such term.

            3.5.  Title  to  Properties;  Liens.   The Company has good and
  sufficient  title  to  the  Collateral,  and  none of such Collateral is subject  to any Lien, except Liens of the character permitted by Section
  7.15.  The  Mortgaged  Property  constitutes  all  real  property of the

  Company and its Subsidiaries which is not, as of the date hereof, encumbered by mortgages or deeds of trust in favor of the holders of the

  Bank Indebtedness, with the exception of the real property of the Company located in St. Paul, Minnesota, known as the "Port Crosby"

  property.
            3.6.  G o v e r nmental  Consent.    No  consent,  approval  or

  authorization of, or declaration or filing with, any governmental authority on the part of the Company is required for the valid execution and delivery by the Company of this Agreement and the valid offer, issue, sale and delivery by the Company of the New Notes as contemplated hereby.
            3.7.  Solvency.    Both  immediately  before  and  after giving

  effect to the issuance and sale of the New Notes as contemplated hereby:
  (a)  the  Company  does  not  intend  to incur, nor believes that it has incurred or will incur, debts that will be beyond its ability to pay as they mature; (b) the fair saleable value of the assets of the Company as a whole will exceed the amount that will be required to pay the probable liabilities on its debts (whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent) as they mature; and (c) the Company is not incurring obligations or making transfers under any evidence of indebtedness with the intent to hinder, delay, or defraud any entity to which it is or will become indebted.

            4.    Representations and Warranties of the Holders.
            4.1.  Securities  Act.   Each Holder represents and warrants to

  the Company that such Holder understands that the New Notes have not been registered under the Securities Act of 1933, as amended (the

  "Securities Act"), and may not be sold except pursuant to an effective registration statement or pursuant to an available exemption from such

  registration  requirements.    Further, such Holder is receiving the New
  Notes  for  its  own  account  and  not  with  a  view to or for sale in violation of the Securities Act. Information concerning the New Notes, the Company or any other matter relevant to the decision of the Holders to exchange the Old Notes for the New Notes has been made available to the Holders either in reports filed by the Company under the Exchange

  Act of 1934, as amended (the "Exchange Act"), or otherwise.
            4.2.  Ownership;  Authority;  No  Liens.  The Holders represent and warrant to the Company that the Holders are the sole and undivided beneficial owners of the Old Notes which they are delivering and surrendering to the Company pursuant to Section 2.2, have the authority to deliver and surrender such Old Notes pursuant to the terms hereof,

  and hold such Old Notes free and clear of any liens, encumbrances or restrictions on transfer. The Holders shall indemnify the Company for any loss or expense which it may suffer or incur as a result of any breach of the Holders' representations in the preceding sentence.





            5.    Prepayment of Amended and Restated Notes.
            5.1.  Optional  Prepayment Without Premium.  So long as the New

  Notes shall be outstanding, the Company may, at its option, upon notice as provided below, prepay the New Notes in an aggregate principal amount equal to a multiple of $10,000 and greater than $100,000. Not less than five (5) Business Days prior to the date proposed for any prepayment under this Section 5.1, the Company will give written notice of such prepayment to each Holder, specifying such date, the principal amount of each New Note held by such Holder to be prepaid on such date and the amount of interest on such principal amount accrued to such date. Each such notice of a prepayment shall be accompanied by an Officers' Certificate specifying the source or sources of the funds being used for such prepayment.
            5.2.  Prepayments  to be Pro Rata.  Notwithstanding anything in this Article 5 to the contrary, the Company shall not at any time prepay any New Note without prepaying all the New Notes on a pro rata basis at such time.
            6.    Transfer and Substitution of Amended and Restated Notes.

            6.1. Replacement Notes. If any Holder claims that a New Note has been lost, destroyed or wrongfully taken, the Company shall issue a replacement New Note. The Company may require that an indemnity bond be posted to protect the Company from any loss that it may suffer if a New

  Note is replaced, and may charge such Holder for its reasonable expenses, including attorneys' fees, in replacing a New Note.

            Every replacement New Note will be entitled to the benefits of this Agreement.

            6.2.  Treasury  Notes.    In determining whether the Holders of
  the  required  principal  amount  of  New  Notes  have  concurred in any direction, waiver or consent, New Notes owned by the Company or any of its Affiliates shall be disregarded.

            7.    Covenants of the Company.
            7.1.  Payment  of  Securities.    The  Company  shall  pay  the

  principal of and interest on the New Notes on the dates and in the manner provided in the New Notes. The Company shall pay interest on overdue principal and on overdue installments of interest at the rate set forth in the New Notes.





            7.2. Maintenance of Office. The Company agrees not to change its name, identity or corporate structure to such an extent that any financing statement filed in connection with the Security Agreement would become misleading, without giving you at least thirty (30) days'

  prior written notice thereof to the Holders.
            7.3.  Limitation  on  Dividends  and  Other Distributions.  The

  Company will not declare or pay any dividend or make any distribution on its Capital Stock or to the holders of its Capital Stock (other than dividends or distributions payable in its Capital Stock) or purchase, redeem or otherwise acquire or retire for value, or permit any

  Subsidiary to purchase, redeem or otherwise acquire or retire for value, any such Capital Stock.

            7.4. Limitation on Total Indebtedness. The Company may not incur, create, assume or guarantee any additional Indebtedness (other than Indebtedness which is an amendment, renewal, extension or refunding on substantially the same terms of any existing Indebtedness), or enter into a Capitalized Lease Obligation or any other lease not terminable within twelve (12) months, provided, however, that the Company may enter into a new lease of corporate office space on reasonable terms.
            7.5.  Limitation  on  Investments.    The Company will not, and

  will not permit any Subsidiary to, make any investment in any other Person (including, without limitation, by way of stock purchase, capital contribution, loan, advance, guaranty of indebtedness or creation or assumption of any other liability), provided, however, that the Company may purchase Investment Securities.
            7.6.  Prohibition  Against Becoming an Investment Company.  The

  Company will not register as, or conduct its business or take any action which shall cause it to become, or to be deemed to be, an "investment company" as defined under the provisions of the Investment Company Act of 1940.

            7.7. Corporate Existence. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence in accordance with its organizational documents and the rights (charter and statutory) and franchises of the Company;

  provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not, and will not be, adverse in any material respect to the Holders.
            7.8.  Payment  of Taxes and Other Claims.  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or any Subsidiary;

  provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment,

  charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate provision has been made; and provided further, that except with respect to property constituting Collateral, compliance with clauses (a) and (b) above shall not be required so long as such nonpayment is, in the judgment of the Board of Directors, desirable in the conduct of the Company's business and such nonpayment is not disadvantageous in any material respect to the Holders.

            7.9.  Notice of Defaults.  In the event that the Company or any
  of   its  Subsidiaries  receives  written  notice  from  any  holder  of

  Indebtedness that the full amount of such Indebtedness has been declared due and payable before its maturity because of an acceleration of such indebtedness or the occurrence of any default under such Indebtedness, the Company will promptly give written notice to the Holders of such declaration.
            7.10.     Maintenance  of  Properties.  The Company will cause

  all material properties owned by or leased to it or any Subsidiary and used or useful in the conduct of its business or the business of any

  Subsidiary to be maintained and kept in normal condition, repair and working order (normal wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterment and improvements thereof, all as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that the Company may not incur in any year capital expenditures exceeding $100,000, except to the extent that any excess over such amount is made in order to maintain the Company's real property in good working order; and provided, further,

  that nothing in this Section shall prevent the Company or any Subsidiary from discontinuing the use, operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors or of the Board of Directors, board of trustees or managing partners of the Subsidiary concerned, or of an officer (or other agent employed by the Company or of any of its Subsidiaries) of the Company or such Subsidiary having managerial responsibility for any such property, desirable in the conduct of the business of the Company or any Subsidiary, and if such discontinuance or disposal is not disadvantageous in any material

  respect  to  the  Holders.    The  Company  will  operate  all  material
  properties owned by or leased to it or any Subsidiary in compliance with all applicable federal, state and local laws, ordinances, regulations, administrative or judicial orders, including, without limitation, those pertaining to hazardous or toxic materials and other environmental matters.

            7.11.     Compliance Certificate and Notices of Default.
            (a)   The  Company  shall deliver to each of the Holders within

  90 days after the end of each fiscal year of the Company an Officers' Certificate stating whether or not the signers know of any Default or

  Event of Default by the Company that occurred during such fiscal year. If they do know of such Default or Event of Default, the certificate shall describe the Default and its status. The first certificate to be delivered by the Company pursuant to this Section 7.11 shall be for the fiscal year ending October 31, 1995.
            (b)   The  Company  shall deliver to each of the Holders prompt

  written notice of any Default or Event of Default under this Agreement by the Company, describing the Default and its status.





            7.12.     Financial and Other Reports.
            (a)   The Company will prepare, for the first three quarters of

  e a c h   fiscal  year,  quarterly  financial  statements  substantially equivalent  to  the  financial  statements  required to be included in a report on Form 10-Q under the Exchange Act. The Company will also prepare, on an annual basis, complete audited consolidated financial statements including, but not limited to, a balance sheet, a statement of income and cash flow and all appropriate notes. All such financial statements will be prepared in accordance with generally accepted accounting principles consistently applied, except for changes with which the Company's independent accountants concur, and except that quarterly statements may be subject to year-end adjustments. The

  Company will cause a copy of such financial statements to be mailed to each of the Holders within 45 days after the close of each of the first three quarters of each fiscal years and within 90 days after the close of each fiscal year. In addition, to the extent that the Company files any other reports, information or documents with the SEC, the Company shall send copies of such reports, information and other documents to the Holders.
            (b)   The  Company  shall  cause, within thirty (30) days after

  the end of each calendar month, a monthly result of operations statement detailing the financial and operational results of the Company and its

  Subsidiaries for such month, in a form currently used by the Company, to be mailed to each of the Holders.

            7.13.     Waiver  of  Stay,  Extension  or  Usury  Laws.   The
  Company  covenants  (to  the  extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of and/or interest on the New Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Agreement; and (to the extent it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.

            7.14.     Reference  Bank.    In  the event that any Reference
  Bank  shall  be  unwilling  or  unable to act as such for the purpose of determining LIBOR and Prime Rate on the New Notes, the Company shall promptly appoint another leading domestic bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market to act as such in its place.

            7.15. Other Liens. Except for Permitted Encumbrances, the Company will not grant or permit any Liens or other defects in title in or upon the Collateral; provided, however, that the Company may grant or permit such Liens or defects if the monetary value of the Collateral will not be impaired by the existence of the Lien or other defect in title in any material manner and the Company shall have delivered to each of the Holders a copy of an Officers' Certificate to that effect.
            7.16.     Validity  of  Liens.    The  Company  shall warrant,

  preserve and defend the interest and title of the Holders to the Mortgages and the Collateral described in the Security Agreement against the claims of all persons and will continue to perform its obligations pursuant thereto.

            7.17. Transactions with Affiliates. Neither the Company nor any Subsidiary shall enter into or participate in any agreements or transactions of any kind with any Affiliates of any of the Company or its Subsidiaries unless such transactions or agreements (i) are in the ordinary course of business, (ii) include only terms or provisions which are fair and equitable to the Company, (iii) require no fees, charges or commissions other than those which are reasonable and disclosed to the Collateral Agents, (iv) are clearly and accurately disclosed in the

  Company's books and records, and (v) involve terms no less favorable to the Company than would the terms of a similar agreement or transaction with a Person other than an Affiliate.
            7.18.     No Increase in Compensation.  The Company shall not,

  directly or indirectly, increase the compensation in whatever form (including, without limitation, by way of salary, benefits, or other remuneration pursuant to any employment, service or severance agreement) paid to Mr. Asher Edelman or Mr. Michael Schultz, by an amount greater than five per centum (5%) per annum, except compensation by way of common stock (either by dividend or upon new issuance) or stock options exercisable at the then current market value.
            7.19.     Minimum  Net  Worth.  The Company shall not cause or

  permit the Consolidated Net Worth of itself and its Subsidiaries at the end of any calendar month to be less than 75% of the amount reflected in the Company's most recent balance sheet.
            7.20.     Negative  Pledge.  In the event that any property of

  the Company or any of its Subsidiaries which is currently encumbered by a Lien in favor of the holders of any Bank Indebtedness is released from such Lien, the Company and its Subsidiaries shall not, without the prior written consent of the Holders, thereafter encumber, mortgage, pledge or otherwise grant, suffer or permit any Lien on such property.
            8.    Default and Remedies.

            8.1.  Events of Default.  An "Event of Default" occurs if:
            (a)   the  Company  defaults  in the payment of interest on any

  New Note when the same becomes due and payable and the default continues for the later of (i) a period of 30 days and (ii) 10 days after written notice to the Company;
            (b)   the  Company  defaults in the payment of the principal of

  any New Note when the same becomes due and payable at maturity, upon redemption or otherwise;

            (c) the Company fails to observe or perform any of its other covenants contained in the New Notes or this Agreement, and such failure to observe or perform continues uncured for a period of 30 days after the Company's receipt of a written notice from Holders of at least 25%

  in principal amount of New Notes then outstanding that specifies the Default, demands that it be remedied and states that such notice is a

  "Notice of Default";
            (d)   any  representation  or  warranty at any time made by the

  Company herein or any material representation or warranty which is contained in any certificate, document, written report or financial or other  statement  shall prove to have been untrue, incorrect or breached
  i n   any  material  respect  on  or  as  of  the  date  on  which  such representation or warranty was made;
            (e)   there  shall be a default under any bond, debenture, note





  or other evidence of indebtedness for money borrowed or under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or under any guaranty of payment by the Company of indebtedness for money borrowed, whether such indebtedness or guaranty now exists or shall hereafter be created, which default extends beyond any period of grace provided with respect thereto and which default relates to (i) the obligation to pay the principal of or interest on any such indebtedness or guaranty or (ii) an obligation other than the obligation to pay the principal of or interest on any such indebtedness and the effect of such default is the cause, with the giving of notice if required, such indebtedness to become due prior to its stated maturity; provided, however, that no default under this clause (e) shall exist if all such defaults do not relate to such indebtedness or such guaranties with an aggregate principal amount in excess of $100,000;

            (f) the Company pursuant to or within the meaning of any Bankruptcy Law:

                  (i) commences a voluntary case or proceeding,
                  (ii)     consents  to  the  entry of an order for relief

            against it in an involuntary case or proceeding,
                  (iii)    consents  to  the appointment of a Custodian of

            it or for all or substantially all of its property, or
                  (iv)     makes  a  general assignment for the benefit of

            its creditors;
            (g)   a  court  of  competent  jurisdiction  enters an order or

  decree under any Bankruptcy Law that:
                  (i) is  for relief against the Company in an involuntary

            case or proceeding,
                  (ii)     appoints  a Custodian of the Company or for all

            or substantially all of its properties, or
                  (iii)    orders the liquidation of the Company,

  and in each case the order or decree remains unstayed and in effect for 45 days;

            (h) final judgments for the payment of money which in the aggregate exceed $100,000 shall be rendered against the Company by a court of competent jurisdiction and shall remain undischarged for a period (during which execution shall not be effectively stayed or bonded)  of 30 days after such judgment becomes final and nonappealable;
  or

            (i) at any time after the date hereof, there shall be transfers, either legally or beneficially, of more than 50% in the aggregate of the issued and outstanding shares of common stock of the Company.

            The term "Bankruptcy Law" means Title 11 U.S. Code or any similar Federal or state law for the relief of debtors. The term

  " C u s todian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

            8.2.  Acceleration.    If  an  Event  of Default (other than an
  Event  of  Default  specified  in  Section  8.1(f) or (g)) occurs and is continuing, the Holders of at least 25% in principal amount of the New Notes then outstanding may, by notice to the Company, declare all unpaid principal and accrued interest to the date of acceleration on the New Notes then outstanding (if not then due and payable) to be due and payable  and  upon  any  such  declaration, the same shall become and be
  immediately  due  and  payable.    If  an  Event of Default specified in

  Section 8.1(f) or (g) occurs, all unpaid principal and accrued interest on the New Notes then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of any Holder. Upon payment of such principal amount and interest all  of the Company's obligations under the New Notes and this Agreement
  shall  terminate.   The Holders of a majority in principal amount of the

  New Notes then outstanding, by notice to the Company, may rescind an acceleration and its consequences if (i) all existing Events of Default,

  other than the non-payment of the principal of the New Notes which has become due solely by such declaration of acceleration, have been cured or waived, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal,

  which has become due otherwise than by such declaration of acceleration, has been paid, and (iii) the recision would not conflict with any judgment or decree of a court of competent jurisdiction.
            8.3.  Other  Remedies.    If any Event of Default occurs and is





  continuing, any Holder may pursue any available remedy by proceeding at law or in equity to collect the payment of principal or interest on the

  New Notes or to enforce the performance of any provision of the New Notes or this Agreement.

            A delay or omission by any Holder in exercising any right or remedy accruing upon Event of Default shall not impair the right or remedy  or  constitute  a  waiver  of  or  acquiescence  in the Event of
  Default.    No  remedy  is exclusive of any other remedy.  All available remedies are cumulative to the extent permitted by law.
            8.4.  Waiver  of  Past  Defaults.   Subject to Sections 8.5 and

  9.1, the Holders of a majority in principal amount of the New Notes then outstanding, by notice to the Company, may waive an existing Default or

  Event of Default and its consequences, except that waiver of a Default in the payment of principal or interest on any New Note shall require the consent of all the Holders. When a Default or Event of Default is waived, it is cured and ceases.

            8.5. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Agreement, the right of any Holder to receive payment of principal and interest on the New Notes on or after the respective due dates expressed in the New Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such

  Holder; provided, however, that a Holder may not institute such a suit if and to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver or loss of the Lien on the Collateral.

            9.    Amendments, Supplements and Waivers.
            9.1.  General.  The Company, when authorized by a resolution of its Board of Directors, and the Holders may amend or supplement this Agreement, the New Notes, the Mortgages or the Security Agreement.

  Subject to Section 8.5, the Holders of a majority in principal amount of the New Notes then outstanding may waive compliance by the Company with any provision of this Agreement or the New Notes. However, without the consent of each Holder affected, an amendment, supplement or waiver,

  including a waiver pursuant to Section 8.4, may not:
                  (a) reduce  the  amount  of  the New Notes whose Holders





            must consent to an amendment, supplement or waiver;
                  (b) reduce  the  rate  or extend the time for payment of

            interest on any New Note;
                  (c) reduce the principal of or extend the fixed maturity

            of any New Note or alter the redemption provisions with respect thereto;

                  (d) waive  a Default in the payment of the principal of,
            interest  on  or  redemption  payment  with respect to any New

            Note;
                  (e) make  any  changes  to Section 8.4, 8.5 or the third

            sentence of this Section 9.1; or
                  (f) modify  the  provisions  of Article 10 or Article 11

            hereof in a manner adverse to the Holders.
            After  an  amendment,  supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver.

  Any failure by the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.
            9.2.  Revocation and Effect of Consents.  Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a New Note or portion of a New Note that evidences the same debt as the consenting Holder's New Note, even if notation of the consent is not made on any

  New Note. However, any such Holder or subsequent Holder may revoke the consent as to its New Note or portion of a New Note.

            The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then n o t withstanding the last sentence of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date.
            After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it makes a change described in any of clause (a) through (f) of Section 9.1. In that case, the amendment,

  supplement or waiver shall bind each Holder of a new Note who has consent to it and every subsequent Holder of a New Note or portion of a

  New  Note  that  evidences  the same debt as the consenting Holder's New
  Note.

            10.   Security Interest and Mortgage.
            10.1.     Continuation and Amendment.

                  (a) The Company's obligation to pay the principal amount of and interest on the New Notes shall continue to be subject to the security interest created by the Security Agreement and the Mortgages in an amount equal to at least 100% of the aggregate principal amount of the New Notes outstanding at any time.
                  (b) The  Security  Interest  and the Mortgages as now or

  hereafter in effect shall be held for the equal and ratable benefit and security of the New Notes without preference, priority or distinction of any thereof over any other by any reason, or difference in time, of issuance, sale or otherwise, and for the enforcement and payment of principal and interest on the New Notes in accordance with their terms.
                  (c) The  Company  and/or one or more of its Subsidiaries

  has executed and delivered, filed, or recorded and/or will and/or will cause one or more of the Subsidiaries to execute and deliver, file and record, all instruments and documents, and has done or will do or will cause to do all such acts and other things as are necessary to amend the

  Security Agreement and the Mortgages in order to maintain, perfect and protect the security interests of the Holders in the Collateral and the

  Mortgaged Properties.
            10.2.     Release  of  Collateral.    The Collateral Agent (as

  defined herein) shall from time to time at the request of the Company execute and deliver any instruments necessary or appropriate to release all or a part of the Collateral from the Security Interest, upon compliance by the Company with the following:

                  (a) Receipt  by  the  Collateral  Agent of the Company's
            written  notice, at least five Business Days in advance of the requested date for the delivery of the release instruments, requesting the Collateral Agent to execute one or more specifically described release instruments, and certifying (A) that no Event of Default or material Default under this

            Agreement has occurred and is continuing and (B) that the conditions of this Section 10.2 set forth below, have been fulfilled.
                  (b) No  release  of  Collateral shall be effected unless

            simultaneously or prior thereto the Company has paid to the Holders, by federal funds wire transfer, 80% of the Net

            P r o ceeds from the sale or other disposition of such Collateral.

            10.3.     Reliance  on  Opinion  of  Counsel.   The Collateral
  shall,  before  taking  any action under this Article 10, be entitled to receive an Opinion of Counsel, stating the legal effect of such action, the steps necessary to consummate the same and to perfect the priority of the Collateral Agent (as agent for the Holders) with respect to a Lien and that such action will not be in contravention of the provisions hereof or the New Notes.
            10.4.     Purchaser  May  Rely.   A purchaser in good faith of

  the Collateral or any part thereof or interest therein which is purported to be transferred, granted or released by the Collateral Agent as provided in this Article 10 shall not be bound (a) to ascertain, and may rely on the authority of the Collateral Agent to execute, transfer,

  grant or release, (b) to inquire as to the satisfaction of any conditions precedent to the exercise of such authority, or (c) to see to the application of the purchase price therefor.
            10.5.     Payment  of  Expenses.   On demand of the Collateral

  Agent, the Company forthwith shall pay or satisfactorily provide for all reasonable expenditures incurred by the Collateral Agent under this

  Article 10 and all such sums shall be secured thereby.
            10.6.     Authority of Collateral Agent.  The Company may rely

  on the directions of CCC Lending Corporation, a Delaware corporation, as collateral agent with respect to the Collateral and the Mortgaged

  Properties, without incurring liability therefor to the Holders, except to the extent otherwise provided in the Collateral Agency Agreement dated the date hereof.





            11.   Definitions.
            11.1.     "Affiliate"  of any specified person means any other

  person related by blood, marriage, employed by or employing, or directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            11.2.     "Agreement" shall mean this letter agreement.
            11.3.     "Artwork"  means  the  collateral under the Security

  Agreement.
            11.4.     "Bank  Indebtedness"  means  the  principal  of  and

  interest on and other amounts due on or in connection with any Indebtedness of the Company, outstanding on the date of this Agreement.

  Bank Indebtedness shall not include (i) any Indebtedness of the Company which, by its terms or the terms of the instrument creating or evidencing it, is subordinate in right of payment to or pari passu with the New Notes or (ii) any Indebtedness of the Company to a Subsidiary.

            11.5. "Business Day" means a day, other than a Saturday or a Sunday, on which banks are open for business in New York, New York.

            11.6. "Capitalized Lease Obligations" means Indebtedness represented by obligations under a lease that is required to be

  c a pitalized for financial reporting purposes in accordance with g e n e r ally accepted accounting principles; the amount of such

  Indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles.
            11.7.     "Capital Stock " means any and all shares, interest,

  participations or other equivalents (however designated) of corporate stock.

            11.8.     "Collateral" means Mortgaged Property and Artwork.
            11.9.     "Collateral  Agent" means CCC Lending Corporation, a

  Delaware corporation.
            11.10.    "Company  "  means  the  party named as such in this





  Agreement, until a successor replaces it pursuant to the Agreement, and thereafter means the successor.

            11.11. "Consolidated Net Worth" means, as of any date, total stockholders' equity which under generally accepted accounting principles would be included on a consolidated balance sheet of the Company and its Subsidiaries, determined in accordance with generally accepted accounting principles consistently applied, as of the end of the last period for which a quarterly financial report is available,

  less all goodwill, trademarks, trade names, patents, unamortized debt discount and expense and other like intangibles that would be included on such balance sheet.
            11.12.    "Default"  means any event which is, or after notice

  or passage of time would be, an Event of Default.
            11.13.    "Indebtedness" means (i) any liability of any person

  (a) for borrowed money, (b) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any property or assets (other than inventory or similar property acquired in the ordinary course of business), including securities, or (c) for the payment of money relating to a Capitalized Lease Obligation; (ii) any liability of others described in the preceding clause (i) which the person has guaranteed or which is otherwise its legal liability; and (iii) any amendment, renewal,

  extension or refunding of any liability of the types referred to in clauses (i) and (ii) above.

            11.14. "Investment Securities" means (i) U.S. Government Obligations, or (ii) securities, certificates of deposit or commercial paper rated at least "P-1" by Moody's Investors Service, Inc. and at least "A-1" by Standard and Poors Corporation.

            11.15. "LIBOR" shall have the meaning provided in Exhibit A annexed hereto.

            11.16. "Lien" means any mortgage, liens, pledge, charge or other security interest or encumbrance of any kind or assignment thereof.
            11.17.    "Mortgages"  means  the mortgage that was granted by

  the Company to The DBL Liquidating Trust on April 16, 1993, as assigned to the Holder, and the mortgages that were granted by the Company to





  Cooperatieve    Centrale   Raiffeisen-Boerenleenbank   B.A.,   "Rabobank
  Nederland",  New  York  branch, as of March 31, 1993, as assigned to the

  Holder, each as amended pursuant to Section 10.1 hereof, or such other form as may be required by applicable state law or by local custom.

            11.18. "Mortgaged Property" means property of the Company described in or from time to time subject to the Mortgages.

            11.19. "Net Proceeds" means, cash received by the Company or any of its Subsidiaries with respect to any sale, transfer or disposition of property after (a) reasonable provision for taxes incurred by the Company or any of its Subsidiaries during the fiscal year in which such sale, transfer or disposition occurred as a direct result thereof, (b) payment of reasonable brokerage commissions and reasonable attorneys' fees and expenses incurred as a result of such sale, transfer or disposition, and (c) deduction of appropriate amounts to be provided by the Company and its Subsidiaries as a reserve, in accordance with generally accepted accounting principles consistently applied, against any liabilities associated with such asset and retained by the Company and its Subsidiaries after such sale, transfer or disposition.
            11.20.    "Officers'  Certificate"  means a certificate signed

  b y   two  officers  of  the  Company  having  authority  to  sign  such certificates on behalf of the Company.

            11.21. "Opinion of Counsel" means a written opinion from legal counsel, who may be an employee of or counsel to the Company, and who is reasonably acceptable to the Holder.
            11.22.    "Permitted  Encumbrances" means (i) liens for taxes,

  assessments and other governmental charges not delinquent; (2) liens for taxes, assessments and other governmental charges already delinquent which are currently being contested in accordance with the provisions of the Mortgages; (3) mechanics' and materialmen's liens not filed of

  r e cord and similar charges not delinquent, incident to current permissible construction and mechanics' and materialmen's liens incident to such construction which are filed of record but which are being contested in accordance with the provisions of the Mortgages; (4)

  mechanics', workmen's, repairmen's, materialmen's, warehousemen's and carriers' liens and other similar liens arising in the ordinary course of business for charges which are not delinquent, or which are being contested in accordance with the provisions of the Mortgages; (5) liens in respect of judgments or awards with respect to which the Company shall in good faith currently be prosecuting an appeal or proceedings for review in accordance with the provisions of the Mortgages, and with respect to which the Company shall have secured a stay of execution pending such appeal or proceedings for review; provided, however, that the Company shall have set aside on its books adequate reserves with respect thereto; (6) easements and rights of way, leases, reservations or other rights of others in any property of the Company for streets,

  roads,   bridges,  pipes,  pipe  lines,  utilities,  railroad,  electric transmission  and  distribution  lines,  telegraph  and telephone lines,

  flood rights, river control and development rights, sewage and drainage rights, restrictions against pollution and zoning laws; provided,

  however, that such easements, leases, reservations, rights, restrictions and laws do not in the aggregate materially impair the usefulness of such property for the purposes for which it is held by the Company and do not materially impair the marketability or value of such property as security for the New Notes; (7) leases or other occupancy agreements existing at the date of affecting the Mortgaged Properties and any leases or other occupancy agreements entered into by the Company or its Affiliates which are commercially reasonable and in the ordinary course of business; (8) the burdens of any law or governmental regulation or permit requiring the Company to maintain certain facilities or perform certain acts as a condition of its occupancy of or interference with any public lands or any river or stream or navigable waters; and (9) whether

  or   not  included  in  the  foregoing  clauses  (1)  through  (8),  all
  r e s trictions,  easements,  rights-of-way,  exceptions,  reservations,

  conditions, limitations, interests, covenants, agreements and other encumbrances do not in the aggregate materially impair the value of such property as security for the New Notes.
            11.23.    "Person"    means   any   individual,   corporation,

  partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.
            11.24.    "Reference  Bank" shall have the meaning provided in





  Exhibit A annexed hereto.
            11.25.    "SEC" means the Securities and Exchange Commission.

            11.26. "Security Agreement" means the Security Agreement as of March 31, 1995 the Company, as debtor, and Cooperatieve Centrale

  Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York branch, as secured party, as assigned to the Holder.

            11.27. " S e c urity Interest" means the Liens on the Collateral created by the Mortgages and by the Security Agreement.

            11.28. "Subsidiary" means (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company, by the Company and a Subsidiary of the Company or by a

  Subsidiary of the Company or (ii) any other person (other than a corporation) in which the Company, a Subsidiary of the Company directly or indirectly, at the date of determination thereof, has at least a majority ownership interest.

            11.29. "U.S. Government Obligations" means direct non-callable obligations of, or non-callable obligations guaranteed by, the

  United States of America or any person or agency controlled or supervised by or acting as an instrumentality of the United States of

  America pursuant to authority granted by the Congress of the United States of America for the payment of which guarantee or obligation the full faith and credit of the United States or any person or agency controlled or supervised by or acting as an instrumentality of the

  United States of America pursuant to authority granted by the Congress of the United States is pledged.

            12.   Miscellaneous.
            12.1.     Notices.  Any notice or communication shall be given

  in writing and delivered in person or mailed by first-class mail addressed if to the Company, to the addresses set forth on the first page hereof, and if to the Holders, at such addresses as appear on the signature pages to this Agreement.

            The Company or the Holders by notice to the other may designate additional or different addresses for subsequent notices or communications.
            Failure  to  mail a notice or communication to a Holder or any defect in any notice shall not affect the sufficiency of any notice with respect to the other Holders.

            12.2. Statements Required in Certificate or Opinion. Each Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Agreement or in the Security Agreement or the Mortgages shall include:

            (a) a statement that the person making such certificate or opinion has read such covenant or condition;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
            (c)   a  statement  that, in the opinion of such person, he has

  made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
            (d)   a  statement as to whether or not, in the opinion or such

  person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.
            12.3.     Legal  Holidays.    A "Legal Holiday" is a Saturday,

  Sunday  or a day on which banking institutions in New York, New York are
  not  required  to  be  open.   If a payment date is a Legal Holiday at a

  place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.
            12.4.     Governing  Law.    The laws of the State of New York

  shall govern this Agreement without regard to principles of conflicts of law.

            12.5. No Adverse Interpretation of Other Agreements. This Agreement may not be used to interpret another indenture, loan or debt agreement of Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Agreement.

            12.6. No Recourse Against Others. A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under this Agreement or for any claim based on, in respect of or by reason of such obligations or





  their  creation.    Each  Holder  by  accepting the New Notes waives and
  releases all such liability.

            12.7.     Successors.    All agreements of the Company in this
  Agreement and the New Notes shall bind its successor.

            12.8.     Duplicate  Originals.    The  parties  may  sign any
  number  of  copies  of  this  Agreement.    Each signed copy shall be an

  original, but all of them together represent that same agreement.
            12.9.     Severability.     In  case  any  provision  of  this

  A g r e ement or in the New Notes shall be invalid, illegal or u n enforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.





                                 SIGNATURES
            IN  WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed, and its corporate seal to be hereunto affixed and attested, all as of the date first written above.

                                     CANAL CAPITAL CORPORATION



                                     By:_______________________________

  The foregoing Agreement is hereby
  accepted by each of the Holders
  as of the date hereof:

  MICHAEL E. SCHULTZ DEFINED BENEFIT TRUST


  By:
       Michael E. Schultz
       Trustee

  c/o Michael E. Schultz
  2830 Long Meadow Drive
  West Palm Beach, Florida 33414

  EDELMAN VALUE PARTNERS L.P.
  By:  A. B. Edelman Management Company, Inc.,
       General Partner


       By:
            Name:
            Title:

  717 Fifth Avenue
  New York, New York 10022



  LORA K. SCHULTZ
  2830 Long Meadow Drive
  West Palm Beach, Florida 33414

  SES TRUST


  By:
       Sharon E. Sigesmund
       Trustee

  2859 Queens Courtyard Drive
  Las Vegas, Nevada 89109





  ROGER A. SCHULTZ PENSION PLAN


  By:
       Roger A. Schultz
       Trustee







                                  EXHIBIT A



                          CANAL CAPITAL CORPORATION
  Amended and Restated Variable Rate Mortgage Note Due September 15, 1998.

  No.                                                           $__________

            CANAL CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") for value received,
  hereby  promises  to pay to                  , or its registered assigns
  at  its  address  of                                          or at such
  other address as may be designated by the registered holder hereof to t h e C o m p a n y , t h e p r i n c i p al sum of __________________________________________ Dollars on September 15, 1998
  and to pay interest thereon quarterly on December 15, March 15, June 15 and September 15 (each an "Interest Payment Date"), in each year, commencing on December 15, 1995, at the applicable rate per annum determined as a provided below, until the principal hereof is paid or made available for payment.

            1. For each Quarterly Period commencing on September 15, 1995 and continuing to and including September 15, 1998, this Note shall bear interest at a variable rate per annum, equal to the greatest of (i) the Three Month Treasury Rate with respect to such quarterly period plus 600 basis points, (ii) LIBOR with respect to such Quarterly Period plus 475 basis points, (iii) 120% of the Ten Year Treasury Rate with respect to such Quarterly Period plus 150 basis points, or (iv) Prime Rate with respect to such quarterly period plus 350 basis points. If the Agent Bank cannot determine LIBOR or Prime Rate, as the case may be, for at least five Business Days during the Rate Determination Period for any Quarterly Period then this Note will bear interest following such Quarterly Period at a rate per annum equal to the greatest of the remaining variable rates with respect to such Quarterly Period. Prior to the beginning of each Quarterly Period, the Company must compute the interest rate for such Quarterly Period. The Company must mail notice of the rate to each holder of a Note for each Quarterly Period. Interest will be computed on the basis of a 360-day year of twelve 30 - day months.

            2. (a) For each Quarterly Period commencing on September 15, 1995 and continuing to and including September 14, 1996, this Note shall bear interest, in addition to the interest provided in Section 1 (the "Additional Interest") at a rate per annum equal to 2.0%. For each Quarterly Period commencing on September 15, 1996 and continuing to and including September 14, 1997, this Note shall bear Additional Interest at a rate per annum equal to 3.0%. For each Quarterly Period commencing on September 15, 1997 and continuing to and including September 14, 1998, this Note shall bear Additional Interest at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any quarterly period shall be limited to the rate which, when added to the interest rate established pursuant to Section 1.(c) herein, does not exceed a rate of 15% per annum.

                 (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on September 15, 1998 or upon the earlier retirement of this Note.

            3. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Note Exchange Agreement, be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the December 15, March 15, June 15, or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment
  Date.    Any  such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such regular record date and shall be paid to the person in whose name this
  Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders not less than 15 days prior to such special record date. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, by check mailed to the address of the holder of this Note, as specified in the first paragraph hereof.

            4.   Note Exchange Agreement; Limitations.

            This Note is one of a duly authorized issue of Notes of the Company (which term includes any successor corporation under the Note Exchange Agreement hereinafter referred to) designated as its Variable Rate Mortgage Notes due September 15, 1998 (the "Notes"), in the aggregate principal amount of $1,032,275 issued pursuant to that certain Note Exchange Agreement, dated as of September 15, 1995 (the "Note Exchange Agreement"), among the Company and the Holders. This is one of the New Notes described in the Note Exchange Agreement. The terms of this Note include those stated in the Note Exchange Agreement. Reference is hereby made to the Note Exchange Agreement and all amendments and supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Holder and of the terms upon which the Notes are, and are to be, delivered.

            5.   Security.

            This Note is secured by a security interest in the Artwork and by the Mortgages, in an amount equal to at least 100% of the aggregate principal amount of this Note outstanding at any time and accrued Additional Interest. The Note Exchange Agreement imposes certain limits on the payment of dividends and other distributions on the Company's c a pital stock, the ability of the Company to incur additional indebtedness and the amount and type of permitted investments by the





  Company. It also obligates the Company to conduct its business so as to avoid becoming an investment company within the meaning of the Investment Company Act of 1940. Once a year the Company must report to the Holder with respect to its compliance with such limitations.

            6.   Denominations, Transfer, Exchange.

            The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The Holder may transfer or exchange Notes in accordance with the Note Exchange Agreement. The Company may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay taxes and fees required by law or permitted by the Note Exchange Agreement.

            7.   Persons Deemed Owners.

            The registered Holder of a Note may be treated as the owner of it for all purposes.

            8.   Discharge Prior to Redemption or Maturity.

            The Note Exchange Agreement will be discharged and cancelled except for certain Sections thereof, subject to the terms of the Note Exchange Agreement, upon the payment of the Notes, or, following the date on which the Company has given notice to the Holder of the repayment of the Notes upon the irrevocable deposit with the Holder of funds or U.S. Government Obligations sufficient for such payment.

            9.   Amendment and Waiver.

            The Note Exchange Agreement contains provisions permitting the Holders to waive compliance by the Company with certain provisions of the Note Exchange Agreement and certain past defaults under the Note Exchange Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all Future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            10.  Successor Corporation.

            When a successor corporation assumes all the obligations of its predecessor under the New Notes and the Note Exchange Agreement, the predecessor corporation will be released from those obligations.

            11.  Defaults and Remedies.

            An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its
  o t her agreements in the Note Exchange Agreement or the Notes; acceleration or default under other Indebtedness of the Company aggregating at least $100,000; the existence of certain unsatisfied j u dgments aggregating at least $100,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holder may declare all the Notes to be due and payable immediately in accordance with Section 7.2 of the Note Exchange Agreement. The Holders may not enforce the Note Exchange Agreement or the Notes except as provided in the Note Exchange Agreement.

            12.  No Recourse against Others.

            A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Note Exchange Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. The Holder by accepting a Note waives and releases all such liability.
  The waiver and release are part of the consideration for the issue of the New Notes.

            13.  Definitions.

            All terms used in this Note which are defined in the Note Exchange Agreement shall have the meanings assigned to them in the Note Exchange Agreement.

            "Three Month Discount Rate" means, with respect to any Quarterly Period, the arithmetic average of the weekly average per annum secondary market discount rates for three-month United States Treasury
  o b ligations  for  the  three  calendar  weeks  constituting  the  Rate
  Determination Period with respect to such Quarterly Period (x) as published by the Federal Reserve Board (i) in its Statistical Release
  H.15 (519), "Selected Interest Rates," which weekly per annum secondary market discount rates presently are set forth in such Statistical Release under the caption "U.S. Government Securities -- Treasury Bills -- Secondary Market -- 3 Month," or (ii) if said Statistical Release
  H.15 (519) is not then published, in any release comparable to Statistical Release H.15(519), or (y) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency. However, if the Three Month Discount Rate cannot be determined as provided above, then the Three Month Discount Rate shall mean the arithmetic average of the average per annum secondary market discount rates, based on the asked prices, for each business day during the Rate Determination Period of all of the issues of non-interest bearing United States Treasury obligations with a maturity of not less than 80 nor more than 100 days from such business day (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.

            "Three Month Treasury Rate" means, with respect to any Quarterly Period, the result of the following calculation regarding the Three Month Discount Rate for such Quarterly Period, rounded to the nearest basis point:





                      Three Month Discount Rate (%) x 365
               360 - (91 x.01 x Three Month Discount Rate (%))

            "Ten Year Treasury Rate" means, with respect to any date, the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of ten years for the three calendar weeks constituting the Rate Determination Period for the Quarterly Period in which such date occurs as read from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15
  (519), "Selected Interest Rates," which weekly average yield to maturity values presently are set forth in such statistical release under the caption "U.S. Government Securities -- Treasury Constant Maturities -- 10 Year", or (ii) if said Statistical Release H.15(519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15 (519), or (iii) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, as constructed by the Federal Reserve Board or any other United States Government department or agency and published as set forth in (x) above. However, if the Ten Year Treasury Rate cannot be determined as provided above, then the Ten Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each business day during the Rate Determination Period of all of the issues of actively traded marketable United States Treasury fixed interest rate securities with a maturity of not less then 117 months nor more than 123 months from such business day (excluding all such securities which can be surrendered at the option of the holder at face value in payment of any federal estate tax, which provide tax benefits to the holder or which were issued at a substantial discount) (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.

            "LIBOR" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of LIBOR for each business day in the Rate Determination Period for such Quarterly Period, as determined by Bankers Trust Company or its successor as the agent bank (the "Agent Bank") of the Company in accordance with the f o l l owing provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal London office of each of Bankers Trust Company, Citibank, N.A. and Chemical Bank (the "Reference Banks", which term shall include any successor Reference Bank or Reference Banks appointed by the Company as provided in the Note Exchange Agreement) to provide the Agent Bank with its offered quotation for three-month United States dollar deposits to leading banks in the London interbank market at approximately 11:00 A.M. (London time). LIBOR, for each such business day, shall be the arithmetic average (rounded to the nearest basis point) of such offered quotations of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such offered quotations, LIBOR for that day shall be determined in accordance with the two preceding sentences on the basis of the offered quotations of those Reference Banks providing such quotations. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent Bank with such an offered quotation, the Agent Bank shall not determine LIBOR for that day.

            "Prime Rate" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of Prime Rate for each business day in the Rate Determination Period for such Quarterly Period, as determined by the Agent Bank in accordance with the f o l l owing provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal New York office of each of the Reference Banks to provide the Agent Bank with the rate announced by such Reference Bank as its prime commercial lending rate per annum at approximately 11 A.M. (New York time). Prime Rate, for each such business day, shall be arithmetic average (rounded to the nearest basis point) of such rates of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such rates, Prime Rate for that day shall be determined in accordance with the two preceding sentences on the basis of the rates of those Reference Banks providing such rates. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent bank with such rates, the Agent Bank shall not determine Prime Rate for that day.

            "Quarterly Period" means the period from each September 15 through the next December 14, from each December 15 through the next March 14, from each March 15 through the next June 14, or from each June 15 through the next September 14, as the case may be.

            "Rate Determination Period" means, with respect to any Quarterly Period, the three calendar weeks ending on the last Friday that is more than 15 days prior to the first day of such Quarterly Period.

            14.  Abbreviations.

            Customary abbreviations may be used in the name of a Noteholder or any assignee, such as: TEN COM (= tenant in common), TEN ENT (= tenants by the entire entities), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            15.  Copies of Note Exchange Agreement.

            The Company will furnish to any Noteholder of record upon written request without charge a copy of the Note Exchange Agreement.





  Requests may be made to:  Canal
  Capital  Corporation,  717  Fifth  Avenue,  New  York,  New  York 10022,
  Attention:  Treasurer.

            16.  Amendment and Restatement.

            The New Notes, including this Note, amend, supersede and replace the Old Notes, and are delivered in substitution for, but not in payment of, the Old Notes.

            IN WITNESS WHEREOF, CANAL CAPITAL CORPORATION has caused this instrument to be executed in its corporate name by the signature of its Vice President.

  Dated:  As of September 15, 1995



                                          CANAL CAPITAL CORPORATION



  Attest:                                 By:_________________________



  ____________________________





                               ASSIGNMENT FORM


            If you the holder want to assign this Variable Rate Mortgage Note, fill in the form below and have your signatured guaranteed:

  I or we assign and transfer this Variable Rate Mortgage Note to:







                (Print or Type name, address and zip code and social security or tax ID number of assignee)

  and irrevocably appoint ________________________, agent to transfer this Variable Rate Mortgage Note on the books of the Company. The agent may substitute another to act for him.



  Dated:  _____________________________    Signed:
  _____________________________


                                           _____________________________
                                           (Sign  exactly  as name appears
                                           on the other side of this Note)




  Signature Guarantee





                                                                 SCHEDULE I


  Name of Holder                                    Principal Amount

  Michael E. Schultz Defined Benefit Trust                    $150,000

  Edelman Value Partners L.P.                       $150,000

  SES Trust                                $300,000

  Lora K. Schultz                                   $182,275

  Roger A. Schultz Pension Plan                     $250,000

  Exhibit 10(bt)



                          CANAL CAPITAL CORPORATION







  Amended and Restated Variable Rate Mortgage Note Due September 15, 1998.

  No. 1                                                         $150,000.00

            CANAL CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") for value received, hereby promises to pay to the MICHAEL E. SCHULTZ DEFINED BENEFIT TRUST, or its registered assigns at its address of c/o Michael E. Schultz, 2830 Long Meadow Drive, West Palm Beach, Florida 33414 or at such other address as may be designated by the registered holder hereof to the Company, the principal sum of One Hundred Fifty Thousand Dollars on September 15, 1998 and to pay interest thereon quarterly on December 15, March 15, June 15 and September 15 (each an "Interest Payment Date"), in each year, commencing on December 15, 1995, at the applicable rate per annum determined as a provided below, until the principal hereof is paid or made available for payment.

            17. For each Quarterly Period commencing on September 15, 1995 and continuing to and including September 15, 1998, this Note shall bear interest at a variable rate per annum, equal to the greatest of (i) the Three Month Treasury Rate with respect to such quarterly period plus 600 basis points, (ii) LIBOR with respect to such Quarterly Period plus 475 basis points, (iii) 120% of the Ten Year Treasury Rate with respect to such Quarterly Period plus 150 basis points, or (iv) Prime Rate with respect to such quarterly period plus 350 basis points. If the Agent Bank cannot determine LIBOR or Prime Rate, as the case may be, for at least five Business Days during the Rate Determination Period for any Quarterly Period then this Note will bear interest following such Quarterly Period at a rate per annum equal to the greatest of the remaining variable rates with respect to such Quarterly Period. Prior to the beginning of each Quarterly Period, the Company must compute the interest rate for such Quarterly Period. The Company must mail notice of the rate to each holder of a Note for each Quarterly Period. Interest will be computed on the basis of a 360-day year of twelve 30 - day months.

            18. (a) For each Quarterly Period commencing on September 15, 1995 and continuing to and including September 14, 1996, this Note shall bear interest, in addition to the interest provided in Section 1 (the "Additional Interest") at a rate per annum equal to 2.0%. For each Quarterly Period commencing on September 15, 1996 and continuing to and including September 14, 1997, this Note shall bear Additional Interest at a rate per annum equal to 3.0%. For each Quarterly Period commencing on September 15, 1997 and continuing to and including September 14, 1998, this Note shall bear Additional Interest at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any quarterly period shall be limited to the rate which, when added to the interest rate established pursuant to Section 1.(c) herein, does not exceed a rate of 15% per annum.

                 (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on September 15, 1998 or upon the earlier retirement of this Note.

            19. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Note Exchange Agreement, be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the December 15, March 15, June 15, or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment
  Date.    Any  such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such regular record date and shall be paid to the person in whose name this
  Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders not less than 15 days prior to such special record date. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, by check mailed to the address of the holder of this Note, as specified in the first paragraph hereof.

            20.  Note Exchange Agreement; Limitations.

            This Note is one of a duly authorized issue of Notes of the Company (which term includes any successor corporation under the Note Exchange Agreement hereinafter referred to) designated as its Variable Rate Mortgage Notes due September 15, 1998 (the "Notes"), in the aggregate principal amount of $1,032,275 issued pursuant to that certain Note Exchange Agreement, dated as of September 15, 1995 (the "Note Exchange Agreement"), among the Company and the Holders. This is one of the New Notes described in the Note Exchange Agreement. The terms of this Note include those stated in the Note Exchange Agreement. Reference is hereby made to the Note Exchange Agreement and all amendments and supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Holder and of the terms upon which the Notes are, and are to be, delivered.

            21.  Security.

            This Note is secured by a security interest in the Artwork and by the Mortgages, in an amount equal to at least 100% of the aggregate principal amount of this Note outstanding at any time and accrued Additional Interest. The Note Exchange Agreement imposes certain limits on the payment of dividends and other distributions on the Company's c a pital stock, the ability of the Company to incur additional indebtedness and the amount and type of permitted investments by the Company. It also obligates the Company to conduct its business so as to avoid becoming an investment company within the meaning of the Investment Company Act of 1940. Once a year the Company must report to the Holder with respect to its compliance with such limitations.

            22.  Denominations, Transfer, Exchange.

            The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The Holder may transfer or exchange Notes in accordance with the Note Exchange Agreement. The Company may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay taxes and fees required by law or permitted by the Note Exchange Agreement.

            23.  Persons Deemed Owners.

            The registered Holder of a Note may be treated as the owner of it for all purposes.

            24.  Discharge Prior to Redemption or Maturity.

            The Note Exchange Agreement will be discharged and cancelled except for certain Sections thereof, subject to the terms of the Note Exchange Agreement, upon the payment of the Notes, or, following the date on which the Company has given notice to the Holder of the repayment of the Notes upon the irrevocable deposit with the Holder of funds or U.S. Government Obligations sufficient for such payment.

            25.  Amendment and Waiver.

            The Note Exchange Agreement contains provisions permitting the Holders to waive compliance by the Company with certain provisions of the Note Exchange Agreement and certain past defaults under the Note Exchange Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all Future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            26.  Successor Corporation.

            When a successor corporation assumes all the obligations of its predecessor under the New Notes and the Note Exchange Agreement, the predecessor corporation will be released from those obligations.

            27.  Defaults and Remedies.

            An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its
  o t her agreements in the Note Exchange Agreement or the Notes; acceleration or default under other Indebtedness of the Company aggregating at least $100,000; the existence of certain unsatisfied j u dgments aggregating at least $100,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holder may declare all the Notes to be due and payable immediately in accordance with Section 7.2 of the Note Exchange Agreement. The Holders may not enforce the Note Exchange Agreement or the Notes except as provided in the Note Exchange Agreement.

            28.  No Recourse against Others.

            A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Note Exchange Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. The Holder by accepting a Note waives and releases all such liability.
  The waiver and release are part of the consideration for the issue of the New Notes.

            29.  Definitions.

            All terms used in this Note which are defined in the Note Exchange Agreement shall have the meanings assigned to them in the Note Exchange Agreement.

            "Three Month Discount Rate" means, with respect to any Quarterly Period, the arithmetic average of the weekly average per annum secondary market discount rates for three-month United States Treasury
  o b ligations  for  the  three  calendar  weeks  constituting  the  Rate
  Determination Period with respect to such Quarterly Period (x) as published by the Federal Reserve Board (i) in its Statistical Release
  H.15 (519), "Selected Interest Rates," which weekly per annum secondary market discount rates presently are set forth in such Statistical Release under the caption "U.S. Government Securities -- Treasury Bills -- Secondary Market -- 3 Month," or (ii) if said Statistical Release
  H.15 (519) is not then published, in any release comparable to Statistical Release H.15(519), or (y) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency. However, if the Three Month Discount Rate cannot be determined as provided above, then the Three Month Discount Rate shall mean the arithmetic average of the average per annum secondary market discount rates, based on the asked prices, for each business day during the Rate Determination Period of all of the issues of non-interest bearing United States Treasury obligations with a maturity of not less than 80 nor more than 100 days from such business day (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.

            "Three Month Treasury Rate" means, with respect to any Quarterly Period, the result of the following calculation regarding the Three Month Discount Rate for such Quarterly Period, rounded to the nearest basis point:

                      Three Month Discount Rate (%) x 365
               360 - (91 x.01 x Three Month Discount Rate (%))

            "Ten Year Treasury Rate" means, with respect to any date, the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of ten years for the three calendar weeks constituting the Rate Determination Period for the Quarterly Period in which such date occurs as read from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15
  (519), "Selected Interest Rates," which weekly average yield to maturity values presently are set forth in such statistical release under the caption "U.S. Government Securities -- Treasury Constant Maturities -- 10 Year", or (ii) if said Statistical Release H.15(519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15 (519), or (iii) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, as constructed by the Federal Reserve Board or any other United States Government department or agency and published as set forth in (x) above. However, if the Ten Year Treasury Rate cannot be determined as provided above, then the Ten Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each business day during the Rate Determination Period of all of the issues of actively traded marketable United States Treasury fixed interest rate securities with a maturity of not less then 117 months nor more than 123 months from such business day (excluding all such securities which can be surrendered at the option of the holder at face value in payment of any federal estate tax, which provide tax benefits to the holder or which were issued at a substantial discount) (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.

            "LIBOR" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of LIBOR for each business day in the Rate Determination Period for such Quarterly Period, as determined by Bankers Trust Company or its successor as the agent bank (the "Agent Bank") of the Company in accordance with the f o l l owing provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal London office of each of Bankers Trust Company, Citibank, N.A. and Chemical Bank (the "Reference Banks", which term shall include any successor Reference Bank or Reference Banks appointed by the Company as provided in the Note Exchange Agreement) to provide the Agent Bank with its offered quotation for three-month United States dollar deposits to leading banks in the London interbank market at approximately 11:00 A.M. (London time). LIBOR, for each such business day, shall be the arithmetic average (rounded to the nearest basis point) of such offered quotations of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such offered quotations, LIBOR for that day shall be determined in accordance with the two preceding sentences on the basis of the offered quotations of those Reference Banks providing such quotations. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent Bank with such an offered quotation, the Agent Bank shall not determine LIBOR for that day.

            "Prime Rate" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of Prime Rate for each business day in the Rate Determination Period for such Quarterly Period, as determined by the Agent Bank in accordance with the f o l l owing provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal New York office of each of the Reference Banks to provide the Agent Bank with the rate announced by such Reference Bank as its prime commercial lending rate per annum at approximately 11 A.M. (New York time). Prime Rate, for each such business day, shall be arithmetic average (rounded to the nearest basis point) of such rates of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such rates, Prime Rate for that day shall be determined in accordance with the two preceding sentences on the basis of the rates of those Reference Banks providing such rates. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent bank with such rates, the Agent Bank shall not determine Prime Rate for that day.

            "Quarterly Period" means the period from each September 15 through the next December 14, from each December 15 through the next March 14, from each March 15 through the next June 14, or from each June 15 through the next September 14, as the case may be.

            "Rate Determination Period" means, with respect to any Quarterly Period, the three calendar weeks ending on the last Friday that is more than 15 days prior to the first day of such Quarterly

  Period.

            30.  Abbreviations.

            Customary abbreviations may be used in the name of a Noteholder or any assignee, such as: TEN COM (= tenant in common), TEN ENT (= tenants by the entire entities), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            31.  Copies of Note Exchange Agreement.

            The Company will furnish to any Noteholder of record upon written request without charge a copy of the Note Exchange Agreement. Requests may be made to: Canal
  Capital  Corporation,  717  Fifth  Avenue,  New  York,  New  York 10022,
  Attention:  Treasurer.

            32.  Amendment and Restatement.

            The New Notes, including this Note, amend, supersede and replace the Old Notes, and are delivered in substitution for, but not in payment of, the Old Notes.

            IN WITNESS WHEREOF, CANAL CAPITAL CORPORATION has caused this instrument to be executed in its corporate name by the signature of its Vice President.

  Dated:  As of September 15, 1995



                                           CANAL CAPITAL CORPORATION



                                           By:/S/ MICHAEL E. SCHULTZ

  Exhibit 10(bu)



                          CANAL CAPITAL CORPORATION
  Amended and Restated Variable Rate Mortgage Note Due September 15, 1998.

  No. 2                                                         $150,000.00

            CANAL CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") for value received, hereby promises to pay to EDELMAN VALUE PARTNERS, L.P., or its registered assigns at its address of c\o A.B. Edelman Management Company, Inc., 717 Fifth Avenue, New York, New York 10022, or at such other address as may be designated by the registered holder hereof to the Company, the principal sum of One Hundred Fifty Thousand Dollars on September 15, 1998 and to pay interest thereon quarterly on December 15, March 15, June 15 and September 15 (each an "Interest Payment Date"), in each year, commencing on December 15, 1995, at the applicable rate per annum determined as a provided below, until the principal hereof is paid or made available for payment.

            33. For each Quarterly Period commencing on September 15, 1995 and continuing to and including September 15, 1998, this Note shall bear interest at a variable rate per annum, equal to the greatest of (i) the Three Month Treasury Rate with respect to such quarterly period plus 600 basis points, (ii) LIBOR with respect to such Quarterly Period plus 475 basis points, (iii) 120% of the Ten Year Treasury Rate with respect to such Quarterly Period plus 150 basis points, or (iv) Prime Rate with respect to such quarterly period plus 350 basis points. If the Agent Bank cannot determine LIBOR or Prime Rate, as the case may be, for at least five Business Days during the Rate Determination Period for any Quarterly Period then this Note will bear interest following such Quarterly Period at a rate per annum equal to the greatest of the remaining variable rates with respect to such Quarterly Period. Prior to the beginning of each Quarterly Period, the Company must compute the interest rate for such Quarterly Period. The Company must mail notice of the rate to each holder of a Note for each Quarterly Period. Interest will be computed on the basis of a 360-day year of twelve 30 - day months.

            34. (a) For each Quarterly Period commencing on September 15, 1995 and continuing to and including September 14, 1996, this Note shall bear interest, in addition to the interest provided in Section 1 (the "Additional Interest") at a rate per annum equal to 2.0%. For each Quarterly Period commencing on September 15, 1996 and continuing to and including September 14, 1997, this Note shall bear Additional Interest at a rate per annum equal to 3.0%. For each Quarterly Period commencing on September 15, 1997 and continuing to and including September 14,







  1998, this Note shall bear Additional Interest at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any quarterly period shall be limited to the rate which, when added to the interest rate established pursuant to Section 1.(c) herein, does not exceed a rate of 15% per annum.

                 (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on September 15, 1998 or upon the earlier retirement of this Note.

            35. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Note Exchange Agreement, be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the December 15, March 15, June 15, or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment
  Date.    Any  such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such regular record date and shall be paid to the person in whose name this
  Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders not less than 15 days prior to such special record date. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, by check mailed to the address of the holder of this Note, as specified in the first paragraph hereof.

            36.  Note Exchange Agreement; Limitations.

            This Note is one of a duly authorized issue of Notes of the Company (which term includes any successor corporation under the Note Exchange Agreement hereinafter referred to) designated as its Variable Rate Mortgage Notes due September 15, 1998 (the "Notes"), in the aggregate principal amount of $1,032,275 issued pursuant to that certain Note Exchange Agreement, dated as of September 15, 1995 (the "Note Exchange Agreement"), among the Company and the Holders. This is one of the New Notes described in the Note Exchange Agreement. The terms of this Note include those stated in the Note Exchange Agreement. Reference is hereby made to the Note Exchange Agreement and all amendments and supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Holder and of the terms upon which the Notes are, and are to be, delivered.

            37.  Security.

            This Note is secured by a security interest in the Artwork and by the Mortgages, in an amount equal to at least 100% of the aggregate principal amount of this Note outstanding at any time and accrued Additional Interest. The Note Exchange Agreement imposes certain limits on the payment of dividends and other distributions on the Company's c a pital stock, the ability of the Company to incur additional indebtedness and the amount and type of permitted investments by the Company. It also obligates the Company to conduct its business so as to avoid becoming an investment company within the meaning of the Investment Company Act of 1940. Once a year the Company must report to the Holder with respect to its compliance with such limitations.

            38.  Denominations, Transfer, Exchange.

            The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The Holder may transfer or exchange Notes in accordance with the Note Exchange Agreement. The Company may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay taxes and fees required by law or permitted by the Note Exchange Agreement.

            39.  Persons Deemed Owners.

            The registered Holder of a Note may be treated as the owner of it for all purposes.

            40.  Discharge Prior to Redemption or Maturity.

            The Note Exchange Agreement will be discharged and cancelled except for certain Sections thereof, subject to the terms of the Note Exchange Agreement, upon the payment of the Notes, or, following the date on which the Company has given notice to the Holder of the repayment of the Notes upon the irrevocable deposit with the Holder of funds or U.S. Government Obligations sufficient for such payment.

            41.  Amendment and Waiver.

            The Note Exchange Agreement contains provisions permitting the Holders to waive compliance by the Company with certain provisions of the Note Exchange Agreement and certain past defaults under the Note Exchange Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all Future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            42.  Successor Corporation.

            When a successor corporation assumes all the obligations of its predecessor under the New Notes and the Note Exchange Agreement, the predecessor corporation will be released from those obligations.

            43.  Defaults and Remedies.

            An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its
  o t her agreements in the Note Exchange Agreement or the Notes; acceleration or default under other Indebtedness of the Company aggregating at least $100,000; the existence of certain unsatisfied j u dgments aggregating at least $100,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holder may declare all the Notes to be due and payable immediately in accordance with Section 7.2 of the Note Exchange Agreement. The Holders may not enforce the Note Exchange Agreement or the Notes except as provided in the Note Exchange Agreement.

            44.  No Recourse against Others.

            A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Note Exchange Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. The Holder by accepting a Note waives and releases all such liability.
  The waiver and release are part of the consideration for the issue of the New Notes.

            45.  Definitions.

            All terms used in this Note which are defined in the Note Exchange Agreement shall have the meanings assigned to them in the Note Exchange Agreement.

            "Three Month Discount Rate" means, with respect to any Quarterly Period, the arithmetic average of the weekly average per annum secondary market discount rates for three-month United States Treasury
  o b ligations  for  the  three  calendar  weeks  constituting  the  Rate
  Determination Period with respect to such Quarterly Period (x) as published by the Federal Reserve Board (i) in its Statistical Release
  H.15 (519), "Selected Interest Rates," which weekly per annum secondary market discount rates presently are set forth in such Statistical Release under the caption "U.S. Government Securities -- Treasury Bills -- Secondary Market -- 3 Month," or (ii) if said Statistical Release
  H.15 (519) is not then published, in any release comparable to Statistical Release H.15(519), or (y) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency. However, if the Three Month Discount Rate cannot be determined as provided above, then the Three Month Discount Rate shall mean the arithmetic average of the average per annum secondary market discount rates, based on the asked prices, for each business day during the Rate Determination Period of all of the issues of non-interest bearing United States Treasury obligations with a maturity of not less than 80 nor more than 100 days from such business day (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.

            "Three Month Treasury Rate" means, with respect to any Quarterly Period, the result of the following calculation regarding the Three Month Discount Rate for such Quarterly Period, rounded to the nearest basis point:

                      Three Month Discount Rate (%) x 365
               360 - (91 x.01 x Three Month Discount Rate (%))

            "Ten Year Treasury Rate" means, with respect to any date, the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of ten years for the three calendar weeks constituting the Rate Determination Period for the Quarterly Period in which such date occurs as read from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15
  (519), "Selected Interest Rates," which weekly average yield to maturity values presently are set forth in such statistical release under the caption "U.S. Government Securities -- Treasury Constant Maturities -- 10 Year", or (ii) if said Statistical Release H.15(519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15 (519), or (iii) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, as constructed by the Federal Reserve Board or any other United States Government department or agency and published as set forth in (x) above. However, if the Ten Year Treasury Rate cannot be determined as provided above, then the Ten Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each business day during the Rate Determination Period of all of the issues of actively traded marketable United States Treasury fixed interest rate securities with a maturity of not less then 117 months nor more than 123 months from such business day (excluding all such securities which can be surrendered at the option of the holder at face value in payment of any federal estate tax, which provide tax benefits to the holder or which were issued at a substantial discount) (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.

            "LIBOR" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of LIBOR for each business day in the Rate Determination Period for such Quarterly Period, as determined by Bankers Trust Company or its successor as the agent bank (the "Agent Bank") of the Company in accordance with the f o l l owing provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal London office of each of Bankers Trust Company, Citibank, N.A. and Chemical Bank (the "Reference Banks", which term shall include any successor Reference Bank or Reference Banks appointed by the Company as provided in the Note Exchange Agreement) to provide the Agent Bank with its offered quotation for three-month United States dollar deposits to leading banks in the London interbank market at approximately 11:00 A.M. (London time). LIBOR, for each such business day, shall be the arithmetic average (rounded to the nearest basis point) of such offered quotations of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such offered quotations, LIBOR for that day shall be determined in accordance with the two preceding sentences on the basis of the offered quotations of those Reference Banks providing such quotations. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent Bank with such an offered quotation, the Agent Bank shall not determine LIBOR for that day.

            "Prime Rate" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of Prime Rate for each business day in the Rate Determination Period for such Quarterly Period, as determined by the Agent Bank in accordance with the f o l l owing provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal New York office of each of the Reference Banks to provide the Agent Bank with the rate announced by such Reference Bank as its prime commercial lending rate per annum at approximately 11 A.M. (New York time). Prime Rate, for each such business day, shall be arithmetic average (rounded to the nearest basis point) of such rates of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such rates, Prime Rate for that day shall be determined in accordance with the two preceding sentences on the basis of the rates of those Reference Banks providing such rates. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent bank with such rates, the Agent Bank shall not determine Prime Rate for that day.

            "Quarterly Period" means the period from each September 15 through the next December 14, from each December 15 through the next

  March 14, from each March 15 through the next June 14, or from each June 15 through the next September 14, as the case may be.

            "Rate Determination Period" means, with respect to any Quarterly Period, the three calendar weeks ending on the last Friday that is more than 15 days prior to the first day of such Quarterly Period.

            46.  Abbreviations.

            Customary abbreviations may be used in the name of a Noteholder or any assignee, such as: TEN COM (= tenant in common), TEN ENT (= tenants by the entire entities), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            47.  Copies of Note Exchange Agreement.

            The Company will furnish to any Noteholder of record upon written request without charge a copy of the Note Exchange Agreement. Requests may be made to: Canal
  Capital  Corporation,  717  Fifth  Avenue,  New  York,  New  York 10022,
  Attention:  Treasurer.

            48.  Amendment and Restatement.

            The New Notes, including this Note, amend, supersede and replace the Old Notes, and are delivered in substitution for, but not in payment of, the Old Notes.

            IN WITNESS WHEREOF, CANAL CAPITAL CORPORATION has caused this instrument to be executed in its corporate name by the signature of its Vice President.

  Dated:  As of September 15, 1995



                                           CANAL CAPITAL CORPORATION



                                           By:/S/ MICHAEL E. SCHULTZ

                               ASSIGNMENT FORM


            If you the holder want to assign this Variable Rate Mortgage Note, fill in the form below and have your signatured guaranteed:

  I or we assign and transfer this Variable Rate Mortgage Note to:







                (Print or Type name, address and zip code and social security or tax ID number of assignee)

  and irrevocably appoint ________________________, agent to transfer this Variable Rate Mortgage Note on the books of the Company. The agent may substitute another to act for him.



  Dated:  _____________________________    Signed:
  _____________________________


                                           _____________________________
                                           (Sign  exactly  as name appears
                                           on the other side of this Note)




  Signature Guarantee










  Exhibit 10(bv)



                          CANAL CAPITAL CORPORATION
  Amended and Restated Variable Rate Mortgage Note Due September 15, 1998.







  No. 4                                                         $182,275.00

            CANAL CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") for value received, hereby promises to pay to LORA K. SCHULTZ, or her registered assigns at her address of 2830 Long Meadow Drive, West Palm Beach, Florida 33414, or at such other address as may be designated by the registered holder hereof to the Company, the principal sum of One Hundred Eighty Two Thousand Two Hundred Seventy Five Dollars on September 15, 1998 and to pay interest thereon quarterly on December 15, March 15, June 15 and September 15 (each an "Interest Payment Date"), in each year, commencing on December 15, 1995, at the applicable rate per annum determined as a provided below, until the principal hereof is paid or made available for payment.

            49. For each Quarterly Period commencing on September 15, 1995 and continuing to and including September 15, 1998, this Note shall bear interest at a variable rate per annum, equal to the greatest of (i) the Three Month Treasury Rate with respect to such quarterly period plus 600 basis points, (ii) LIBOR with respect to such Quarterly Period plus 475 basis points, (iii) 120% of the Ten Year Treasury Rate with respect to such Quarterly Period plus 150 basis points, or (iv) Prime Rate with respect to such quarterly period plus 350 basis points. If the Agent Bank cannot determine LIBOR or Prime Rate, as the case may be, for at least five Business Days during the Rate Determination Period for any Quarterly Period then this Note will bear interest following such Quarterly Period at a rate per annum equal to the greatest of the remaining variable rates with respect to such Quarterly Period. Prior to the beginning of each Quarterly Period, the Company must compute the interest rate for such Quarterly Period. The Company must mail notice of the rate to each holder of a Note for each Quarterly Period. Interest will be computed on the basis of a 360-day year of twelve 30 - day months.

            50. (a) For each Quarterly Period commencing on September 15, 1995 and continuing to and including September 14, 1996, this Note shall bear interest, in addition to the interest provided in Section 1 (the "Additional Interest") at a rate per annum equal to 2.0%. For each Quarterly Period commencing on September 15, 1996 and continuing to and including September 14, 1997, this Note shall bear Additional Interest at a rate per annum equal to 3.0%. For each Quarterly Period commencing on September 15, 1997 and continuing to and including September 14, 1998, this Note shall bear Additional Interest at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any quarterly period shall be limited to the rate which, when added to the interest rate established pursuant to Section 1.(c) herein, does not exceed a rate of 15% per annum.

                 (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on September 15, 1998 or upon the earlier retirement of this Note.

            51. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Note Exchange Agreement, be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the December 15, March 15, June 15, or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment
  Date.    Any  such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such regular record date and shall be paid to the person in whose name this
  Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders not less than 15 days prior to such special record date. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, by check mailed to the address of the holder of this Note, as specified in the first paragraph hereof.

            52.  Note Exchange Agreement; Limitations.

            This Note is one of a duly authorized issue of Notes of the Company (which term includes any successor corporation under the Note Exchange Agreement hereinafter referred to) designated as its Variable Rate Mortgage Notes due September 15, 1998 (the "Notes"), in the aggregate principal amount of $1,032,275 issued pursuant to that certain Note Exchange Agreement, dated as of September 15, 1995 (the "Note Exchange Agreement"), among the Company and the Holders. This is one of the New Notes described in the Note Exchange Agreement. The terms of this Note include those stated in the Note Exchange Agreement. Reference is hereby made to the Note Exchange Agreement and all amendments and supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Holder and of the terms upon which the Notes are, and are to be, delivered.

            53.  Security.

            This Note is secured by a security interest in the Artwork and by the Mortgages, in an amount equal to at least 100% of the aggregate principal amount of this Note outstanding at any time and accrued Additional Interest. The Note Exchange Agreement imposes certain limits on the payment of dividends and other distributions on the Company's c a pital stock, the ability of the Company to incur additional indebtedness and the amount and type of permitted investments by the Company. It also obligates the Company to conduct its business so as to avoid becoming an investment company within the meaning of the Investment Company Act of 1940. Once a year the Company must report to the Holder with respect to its compliance with such limitations.

            54.  Denominations, Transfer, Exchange.

            The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The Holder may transfer or exchange Notes in accordance with the Note Exchange Agreement. The Company may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay taxes and fees required by law or permitted by the Note Exchange Agreement.

            55.  Persons Deemed Owners.

            The registered Holder of a Note may be treated as the owner of it for all purposes.

            56.  Discharge Prior to Redemption or Maturity.

            The Note Exchange Agreement will be discharged and cancelled except for certain Sections thereof, subject to the terms of the Note Exchange Agreement, upon the payment of the Notes, or, following the date on which the Company has given notice to the Holder of the repayment of the Notes upon the irrevocable deposit with the Holder of funds or U.S. Government Obligations sufficient for such payment.

            57.  Amendment and Waiver.

            The Note Exchange Agreement contains provisions permitting the Holders to waive compliance by the Company with certain provisions of the Note Exchange Agreement and certain past defaults under the Note Exchange Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all Future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            58.  Successor Corporation.

            When a successor corporation assumes all the obligations of its predecessor under the New Notes and the Note Exchange Agreement, the predecessor corporation will be released from those obligations.

            59.  Defaults and Remedies.

            An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its

  o t her agreements in the Note Exchange Agreement or the Notes; acceleration or default under other Indebtedness of the Company aggregating at least $100,000; the existence of certain unsatisfied j u dgments aggregating at least $100,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holder may declare all the Notes to be due and payable immediately in accordance with Section 7.2 of the Note Exchange Agreement. The Holders may not enforce the Note Exchange Agreement or the Notes except as provided in the Note Exchange Agreement.

            60.  No Recourse against Others.

            A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Note Exchange Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. The Holder by accepting a Note waives and releases all such liability.
  The waiver and release are part of the consideration for the issue of the New Notes.

            61.  Definitions.

            All terms used in this Note which are defined in the Note Exchange Agreement shall have the meanings assigned to them in the Note Exchange Agreement.

            "Three Month Discount Rate" means, with respect to any Quarterly Period, the arithmetic average of the weekly average per annum secondary market discount rates for three-month United States Treasury
  o b ligations  for  the  three  calendar  weeks  constituting  the  Rate
  Determination Period with respect to such Quarterly Period (x) as published by the Federal Reserve Board (i) in its Statistical Release
  H.15 (519), "Selected Interest Rates," which weekly per annum secondary market discount rates presently are set forth in such Statistical Release under the caption "U.S. Government Securities -- Treasury Bills -- Secondary Market -- 3 Month," or (ii) if said Statistical Release
  H.15 (519) is not then published, in any release comparable to Statistical Release H.15(519), or (y) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency. However, if the Three Month Discount Rate cannot be determined as provided above, then the Three Month Discount Rate shall mean the arithmetic average of the average per annum secondary market discount rates, based on the asked prices, for each business day during the Rate Determination Period of all of the issues of non-interest bearing United States Treasury obligations with a maturity of not less than 80 nor more than 100 days from such business day (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.

            "Three Month Treasury Rate" means, with respect to any Quarterly Period, the result of the following calculation regarding the Three Month Discount Rate for such Quarterly Period, rounded to the nearest basis point:

                      Three Month Discount Rate (%) x 365
               360 - (91 x.01 x Three Month Discount Rate (%))

            "Ten Year Treasury Rate" means, with respect to any date, the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of ten years for the three calendar weeks constituting the Rate Determination Period for the Quarterly Period in which such date occurs as read from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15
  (519), "Selected Interest Rates," which weekly average yield to maturity values presently are set forth in such statistical release under the caption "U.S. Government Securities -- Treasury Constant Maturities -- 10 Year", or (ii) if said Statistical Release H.15(519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15 (519), or (iii) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, as constructed by the Federal Reserve Board or any other United States Government department or agency and published as set forth in (x) above. However, if the Ten Year Treasury Rate cannot be determined as provided above, then the Ten Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each business day during the Rate Determination Period of all of the issues of actively traded marketable United States Treasury fixed interest rate securities with a maturity of not less then 117 months nor more than 123 months from such business day (excluding all such securities which can be surrendered at the option of the holder at face value in payment of any federal estate tax, which provide tax benefits to the holder or which were issued at a substantial discount) (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.

            "LIBOR" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of LIBOR for each business day in the Rate Determination Period for such Quarterly Period, as determined by Bankers Trust Company or its successor as the agent bank (the "Agent Bank") of the Company in accordance with the f o l l owing provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent

  Bank will request the principal London office of each of Bankers Trust Company, Citibank, N.A. and Chemical Bank (the "Reference Banks", which term shall include any successor Reference Bank or Reference Banks appointed by the Company as provided in the Note Exchange Agreement) to provide the Agent Bank with its offered quotation for three-month United States dollar deposits to leading banks in the London interbank market at approximately 11:00 A.M. (London time). LIBOR, for each such business day, shall be the arithmetic average (rounded to the nearest basis point) of such offered quotations of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such offered quotations, LIBOR for that day shall be determined in accordance with the two preceding sentences on the basis of the offered quotations of those Reference Banks providing such quotations. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent Bank with such an offered quotation, the Agent Bank shall not determine LIBOR for that day.

            "Prime Rate" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of Prime Rate for each business day in the Rate Determination Period for such Quarterly Period, as determined by the Agent Bank in accordance with the f o l l owing provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal New York office of each of the Reference Banks to provide the Agent Bank with the rate announced by such Reference Bank as its prime commercial lending rate per annum at approximately 11 A.M. (New York time). Prime Rate, for each such business day, shall be arithmetic average (rounded to the nearest basis point) of such rates of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such rates, Prime Rate for that day shall be determined in accordance with the two preceding sentences on the basis of the rates of those Reference Banks providing such rates. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent bank with such rates, the Agent Bank shall not determine Prime Rate for that day.

            "Quarterly Period" means the period from each September 15 through the next December 14, from each December 15 through the next March 14, from each March 15 through the next June 14, or from each June 15 through the next September 14, as the case may be.

            "Rate Determination Period" means, with respect to any Quarterly Period, the three calendar weeks ending on the last Friday that is more than 15 days prior to the first day of such Quarterly Period.

            62.  Abbreviations.

            Customary abbreviations may be used in the name of a Noteholder or any assignee, such as: TEN COM (= tenant in common), TEN ENT (= tenants by the entire entities), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            63.  Copies of Note Exchange Agreement.

            The Company will furnish to any Noteholder of record upon written request without charge a copy of the Note Exchange Agreement. Requests may be made to: Canal
  Capital  Corporation,  717  Fifth  Avenue,  New  York,  New  York 10022,
  Attention:  Treasurer.

            64.  Amendment and Restatement.

            The New Notes, including this Note, amend, supersede and replace the Old Notes, and are delivered in substitution for, but not in payment of, the Old Notes.

            IN WITNESS WHEREOF, CANAL CAPITAL CORPORATION has caused this instrument to be executed in its corporate name by the signature of its Vice President.

  Dated:  As of September 15, 1995



                                           CANAL CAPITAL CORPORATION


                                           By: /S/ MICHAEL E. SCHULTZ
















  Exhibit 10(bw)

                          CANAL CAPITAL CORPORATION
  Amended and Restated Variable Rate Mortgage Note Due September 15, 1998.

  No. 3                                                         $300,000.00

            CANAL CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") for value received, hereby promises to pay to SES TRUST, or its registered assigns at its address of 2859 Queens Courtyard Drive, Las Vegas, Nevada 89109, or at such other address as may be designated by the registered holder hereof to the Company, the principal sum of Three Hundred Thousand Dollars on September 15, 1998 and to pay interest thereon quarterly on December 15, March 15, June 15 and September 15 (each an "Interest Payment Date"), in each year, commencing on December 15, 1995, at the applicable rate per annum determined as a provided below, until the principal hereof is paid or made available for payment.

            65. For each Quarterly Period commencing on September 15, 1995 and continuing to and including September 15, 1998, this Note shall bear interest at a variable rate per annum, equal to the greatest of (i) the Three Month Treasury Rate with respect to such quarterly period plus 600 basis points, (ii) LIBOR with respect to such Quarterly Period plus 475 basis points, (iii) 120% of the Ten Year Treasury Rate with respect to such Quarterly Period plus 150 basis points, or (iv) Prime Rate with respect to such quarterly period plus 350 basis points. If the Agent Bank cannot determine LIBOR or Prime Rate, as the case may be, for at least five Business Days during the Rate Determination Period for any Quarterly Period then this Note will bear interest following such Quarterly Period at a rate per annum equal to the greatest of the remaining variable rates with respect to such Quarterly Period. Prior to the beginning of each Quarterly Period, the Company must compute the interest rate for such Quarterly Period. The Company must mail notice of the rate to each holder of a Note for each Quarterly Period. Interest will be computed on the basis of a 360-day year of twelve 30 - day months.

            66. (a) For each Quarterly Period commencing on September 15, 1995 and continuing to and including September 14, 1996, this Note shall bear interest, in addition to the interest provided in Section 1 (the "Additional Interest") at a rate per annum equal to 2.0%. For each Quarterly Period commencing on September 15, 1996 and continuing to and including September 14, 1997, this Note shall bear Additional Interest at a rate per annum equal to 3.0%. For each Quarterly Period commencing on September 15, 1997 and continuing to and including September 14, 1998, this Note shall bear Additional Interest at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any quarterly period shall be limited to the rate which, when added to the interest rate established pursuant to Section 1.(c) herein, does not exceed a rate of 15% per annum.

                 (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on September 15, 1998 or upon the earlier retirement of this Note.

            67. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Note Exchange Agreement, be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the December 15, March 15, June 15, or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment
  Date.    Any  such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such regular record date and shall be paid to the person in whose name this
  Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders not less than 15 days prior to such special record date. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, by check mailed to the address of the holder of this Note, as specified in the first paragraph hereof.

            68.  Note Exchange Agreement; Limitations.

            This Note is one of a duly authorized issue of Notes of the Company (which term includes any successor corporation under the Note Exchange Agreement hereinafter referred to) designated as its Variable Rate Mortgage Notes due September 15, 1998 (the "Notes"), in the aggregate principal amount of $1,032,275 issued pursuant to that certain Note Exchange Agreement, dated as of September 15, 1995 (the "Note Exchange Agreement"), among the Company and the Holders. This is one of the New Notes described in the Note Exchange Agreement. The terms of this Note include those stated in the Note Exchange Agreement. Reference is hereby made to the Note Exchange Agreement and all amendments and supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Holder and of the terms upon which the Notes are, and are to be, delivered.

            69.  Security.

            This Note is secured by a security interest in the Artwork and by the Mortgages, in an amount equal to at least 100% of the aggregate principal amount of this Note outstanding at any time and accrued Additional Interest. The Note Exchange Agreement imposes certain limits on the payment of dividends and other distributions on the Company's c a pital stock, the ability of the Company to incur additional indebtedness and the amount and type of permitted investments by the Company. It also obligates the Company to conduct its business so as to avoid becoming an investment company within the meaning of the Investment Company Act of 1940. Once a year the Company must report to the Holder with respect to its compliance with such limitations.

            70.  Denominations, Transfer, Exchange.

            The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The Holder may transfer or exchange Notes in accordance with the Note Exchange Agreement. The Company may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay taxes and fees required by law or permitted by the Note Exchange Agreement.

            71.  Persons Deemed Owners.

            The registered Holder of a Note may be treated as the owner of it for all purposes.

            72.  Discharge Prior to Redemption or Maturity.

            The Note Exchange Agreement will be discharged and cancelled except for certain Sections thereof, subject to the terms of the Note Exchange Agreement, upon the payment of the Notes, or, following the date on which the Company has given notice to the Holder of the repayment of the Notes upon the irrevocable deposit with the Holder of funds or U.S. Government Obligations sufficient for such payment.

            73.  Amendment and Waiver.

            The Note Exchange Agreement contains provisions permitting the Holders to waive compliance by the Company with certain provisions of the Note Exchange Agreement and certain past defaults under the Note Exchange Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all Future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            74.  Successor Corporation.

            When a successor corporation assumes all the obligations of its predecessor under the New Notes and the Note Exchange Agreement, the predecessor corporation will be released from those obligations.

            75.  Defaults and Remedies.

            An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its
  o t her agreements in the Note Exchange Agreement or the Notes; acceleration or default under other Indebtedness of the Company aggregating at least $100,000; the existence of certain unsatisfied j u dgments aggregating at least $100,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holder may declare all the Notes to be due and payable immediately in accordance with Section 7.2 of the Note Exchange Agreement. The Holders may not enforce the Note Exchange Agreement or the Notes except as provided in the Note Exchange Agreement.

            76.  No Recourse against Others.

            A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Note Exchange Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. The Holder by accepting a Note waives and releases all such liability.
  The waiver and release are part of the consideration for the issue of the New Notes.

            77.  Definitions.

            All terms used in this Note which are defined in the Note Exchange Agreement shall have the meanings assigned to them in the Note Exchange Agreement.

            "Three Month Discount Rate" means, with respect to any Quarterly Period, the arithmetic average of the weekly average per annum secondary market discount rates for three-month United States Treasury
  o b ligations  for  the  three  calendar  weeks  constituting  the  Rate

  Determination Period with respect to such Quarterly Period (x) as published by the Federal Reserve Board (i) in its Statistical Release
  H.15 (519), "Selected Interest Rates," which weekly per annum secondary market discount rates presently are set forth in such Statistical Release under the caption "U.S. Government Securities -- Treasury Bills -- Secondary Market -- 3 Month," or (ii) if said Statistical Release
  H.15 (519) is not then published, in any release comparable to Statistical Release H.15(519), or (y) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency. However, if the Three Month Discount Rate cannot be determined as provided above, then the Three Month Discount Rate shall mean the arithmetic average of the average per annum secondary market discount rates, based on the asked prices, for each business day during the Rate Determination Period of all of the issues of non-interest bearing United States Treasury obligations with a maturity of not less than 80 nor more than 100 days from such business day (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.

            "Three Month Treasury Rate" means, with respect to any Quarterly Period, the result of the following calculation regarding the Three Month Discount Rate for such Quarterly Period, rounded to the nearest basis point:

                      Three Month Discount Rate (%) x 365
               360 - (91 x.01 x Three Month Discount Rate (%))

            "Ten Year Treasury Rate" means, with respect to any date, the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of ten years for the three calendar weeks constituting the Rate Determination Period for the Quarterly Period in which such date occurs as read from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15
  (519), "Selected Interest Rates," which weekly average yield to maturity values presently are set forth in such statistical release under the caption "U.S. Government Securities -- Treasury Constant Maturities -- 10 Year", or (ii) if said Statistical Release H.15(519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15 (519), or (iii) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United

  States Government department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, as constructed by the Federal Reserve Board or any other United States Government department or agency and published as set forth in (x) above. However, if the Ten Year Treasury Rate cannot be determined as provided above, then the Ten Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each business day during the Rate Determination Period of all of the issues of actively traded marketable United States Treasury fixed interest rate securities with a maturity of not less then 117 months nor more than 123 months from such business day (excluding all such securities which can be surrendered at the option of the holder at face value in payment of any federal estate tax, which provide tax benefits to the holder or which were issued at a substantial discount) (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.

            "LIBOR" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of LIBOR for each business day in the Rate Determination Period for such Quarterly Period, as determined by Bankers Trust Company or its successor as the agent bank (the "Agent Bank") of the Company in accordance with the f o l l owing provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal London office of each of Bankers Trust Company, Citibank, N.A. and Chemical Bank (the "Reference Banks", which term shall include any successor Reference Bank or Reference Banks appointed by the Company as provided in the Note Exchange Agreement) to provide the Agent Bank with its offered quotation for three-month United States dollar deposits to leading banks in the London interbank market at approximately 11:00 A.M. (London time). LIBOR, for each such business day, shall be the arithmetic average (rounded to the nearest basis point) of such offered quotations of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such offered quotations, LIBOR for that day shall be determined in accordance with the two preceding sentences on the basis of the offered quotations of those Reference Banks providing such quotations. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent Bank with such an offered quotation, the Agent Bank shall not determine LIBOR for that day.

            "Prime Rate" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of Prime Rate for each business day in the Rate Determination Period for such Quarterly Period, as determined by the Agent Bank in accordance with the f o l l owing provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal New York office of each of the Reference Banks to provide the Agent Bank with the rate announced by such Reference Bank as its prime commercial lending rate per annum at approximately 11 A.M. (New York time). Prime Rate, for each such business day, shall be arithmetic average (rounded to the nearest basis point) of such rates of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such rates, Prime Rate for that day shall be determined in accordance with the two preceding sentences on the basis of the rates of those Reference Banks providing such rates. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent bank with such rates, the Agent Bank shall not determine Prime Rate for that day.

            "Quarterly Period" means the period from each September 15 through the next December 14, from each December 15 through the next March 14, from each March 15 through the next June 14, or from each June 15 through the next September 14, as the case may be.

            "Rate Determination Period" means, with respect to any Quarterly Period, the three calendar weeks ending on the last Friday that is more than 15 days prior to the first day of such Quarterly Period.

            78.  Abbreviations.

            Customary abbreviations may be used in the name of a Noteholder or any assignee, such as: TEN COM (= tenant in common), TEN ENT (= tenants by the entire entities), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            79.  Copies of Note Exchange Agreement.

            The Company will furnish to any Noteholder of record upon written request without charge a copy of the Note Exchange Agreement. Requests may be made to: Canal
  Capital  Corporation,  717  Fifth  Avenue,  New  York,  New  York 10022,
  Attention:  Treasurer.

            80.  Amendment and Restatement.

            The New Notes, including this Note, amend, supersede and replace the Old Notes, and are delivered in substitution for, but not in payment of, the Old Notes.

            IN WITNESS WHEREOF, CANAL CAPITAL CORPORATION has caused this instrument to be executed in its corporate name by the signature of its Vice President.

  Dated:  As of September 15, 1995



                                           CANAL CAPITAL CORPORATION



                                           By:/S/ MICHAEL E. SCHULTZ

                               ASSIGNMENT FORM


            If you the holder want to assign this Variable Rate Mortgage Note, fill in the form below and have your signatured guaranteed:

  I or we assign and transfer this Variable Rate Mortgage Note to:







                (Print or Type name, address and zip code and social security or tax ID number of assignee)

  and irrevocably appoint ________________________, agent to transfer this Variable Rate Mortgage Note on the books of the Company. The agent may substitute another to act for him.



  Dated:  _____________________________    Signed:
  _____________________________


                                           _____________________________
                                           (Sign  exactly  as name appears
                                           on the other side of this Note)




  Signature Guarantee








  Exhibit 10(bx)



                          CANAL CAPITAL CORPORATION
  Amended and Restated Variable Rate Mortgage Note Due September 15, 1998.

  No. 5                                                         $250,000.00







            CANAL CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company") for value received, hereby promises to pay to the ROGER A. SCHULTZ PENSION PLAN, or its registered assigns at its address of c/o Roger A. Schultz, 131 N. Hibiscus Drive, Miami Beach, Florida 33139, or at such other address as may be designated by the registered holder hereof to the Company, the principal sum of Two Hundred Fifty Thousand Dollars on September 15,
  1998 and to pay interest thereon quarterly on December 15, March 15, June 15 and September 15 (each an "Interest Payment Date"), in each year, commencing on December 15, 1995, at the applicable rate per annum determined as a provided below, until the principal hereof is paid or made available for payment.

            81. For each Quarterly Period commencing on September 15, 1995 and continuing to and including September 15, 1998, this Note shall bear interest at a variable rate per annum, equal to the greatest of (i) the Three Month Treasury Rate with respect to such quarterly period plus 600 basis points, (ii) LIBOR with respect to such Quarterly Period plus 475 basis points, (iii) 120% of the Ten Year Treasury Rate with respect to such Quarterly Period plus 150 basis points, or (iv) Prime Rate with respect to such quarterly period plus 350 basis points. If the Agent Bank cannot determine LIBOR or Prime Rate, as the case may be, for at least five Business Days during the Rate Determination Period for any Quarterly Period then this Note will bear interest following such Quarterly Period at a rate per annum equal to the greatest of the remaining variable rates with respect to such Quarterly Period. Prior to the beginning of each Quarterly Period, the Company must compute the interest rate for such Quarterly Period. The Company must mail notice of the rate to each holder of a Note for each Quarterly Period. Interest will be computed on the basis of a 360-day year of twelve 30 - day months.

            82. (a) For each Quarterly Period commencing on September 15, 1995 and continuing to and including September 14, 1996, this Note shall bear interest, in addition to the interest provided in Section 1 (the "Additional Interest") at a rate per annum equal to 2.0%. For each Quarterly Period commencing on September 15, 1996 and continuing to and including September 14, 1997, this Note shall bear Additional Interest at a rate per annum equal to 3.0%. For each Quarterly Period commencing on September 15, 1997 and continuing to and including September 14, 1998, this Note shall bear Additional Interest at a rate per annum equal to 4.0%. The rate per annum of Additional Interest for any quarterly period shall be limited to the rate which, when added to the interest rate established pursuant to Section 1.(c) herein, does not exceed a rate of 15% per annum.

                 (b) Additional Interest shall accrue quarterly and be added to the principal amount of this Note for the purpose of calculating the amount of Additional Interest to be accrued. The aggregate accrued amount of Additional Interest shall be payable on

  September 15, 1998 or upon the earlier retirement of this Note.

            83. The interest payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Note Exchange Agreement, be paid to the person in whose name this Note is registered at the close of business on the regular record date, which shall be the December 15, March 15, June 15, or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment
  Date.    Any  such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such regular record date and shall be paid to the person in whose name this
  Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders not less than 15 days prior to such special record date. Payment of the principal of and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, by check mailed to the address of the holder of this Note, as specified in the first paragraph hereof.

            84.  Note Exchange Agreement; Limitations.

            This Note is one of a duly authorized issue of Notes of the Company (which term includes any successor corporation under the Note Exchange Agreement hereinafter referred to) designated as its Variable Rate Mortgage Notes due September 15, 1998 (the "Notes"), in the aggregate principal amount of $1,032,275 issued pursuant to that certain Note Exchange Agreement, dated as of September 15, 1995 (the "Note Exchange Agreement"), among the Company and the Holders. This is one of the New Notes described in the Note Exchange Agreement. The terms of this Note include those stated in the Note Exchange Agreement. Reference is hereby made to the Note Exchange Agreement and all amendments and supplements thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company and the Holder and of the terms upon which the Notes are, and are to be, delivered.

            85.  Security.

            This Note is secured by a security interest in the Artwork and by the Mortgages, in an amount equal to at least 100% of the aggregate principal amount of this Note outstanding at any time and accrued Additional Interest. The Note Exchange Agreement imposes certain limits on the payment of dividends and other distributions on the Company's c a pital stock, the ability of the Company to incur additional indebtedness and the amount and type of permitted investments by the Company. It also obligates the Company to conduct its business so as to avoid becoming an investment company within the meaning of the Investment Company Act of 1940. Once a year the Company must report to the Holder with respect to its compliance with such limitations.

            86.  Denominations, Transfer, Exchange.

            The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The Holder may transfer or exchange Notes in accordance with the Note Exchange Agreement. The Company may require the Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay taxes and fees required by law or permitted by the Note Exchange Agreement.

            87.  Persons Deemed Owners.

            The registered Holder of a Note may be treated as the owner of it for all purposes.

            88.  Discharge Prior to Redemption or Maturity.

            The Note Exchange Agreement will be discharged and cancelled except for certain Sections thereof, subject to the terms of the Note Exchange Agreement, upon the payment of the Notes, or, following the date on which the Company has given notice to the Holder of the repayment of the Notes upon the irrevocable deposit with the Holder of funds or U.S. Government Obligations sufficient for such payment.

            89.  Amendment and Waiver.

            The Note Exchange Agreement contains provisions permitting the Holders to waive compliance by the Company with certain provisions of the Note Exchange Agreement and certain past defaults under the Note Exchange Agreement and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all Future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

            90.  Successor Corporation.

            When a successor corporation assumes all the obligations of its predecessor under the New Notes and the Note Exchange Agreement, the predecessor corporation will be released from those obligations.

            91.  Defaults and Remedies.

            An Event of Default is: default for 30 days in payment of interest on the Notes; default in payment of principal on them; failure by the Company for 30 days after notice to it to comply with any of its
  o t her agreements in the Note Exchange Agreement or the Notes; acceleration or default under other Indebtedness of the Company aggregating at least $100,000; the existence of certain unsatisfied j u dgments aggregating at least $100,000; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Holder may declare all the Notes to be due and payable immediately in accordance with Section 7.2 of the Note Exchange Agreement. The Holders may not enforce the Note Exchange Agreement or the Notes except as provided in the Note Exchange Agreement.

            92.  No Recourse against Others.

            A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Note Exchange Agreement or for any claim based on, in respect of or by reason of, such obligations or their creation. The Holder by accepting a Note waives and releases all such liability.
  The waiver and release are part of the consideration for the issue of the New Notes.

            93.  Definitions.

            All terms used in this Note which are defined in the Note Exchange Agreement shall have the meanings assigned to them in the Note Exchange Agreement.

            "Three Month Discount Rate" means, with respect to any Quarterly Period, the arithmetic average of the weekly average per annum secondary market discount rates for three-month United States Treasury
  o b ligations  for  the  three  calendar  weeks  constituting  the  Rate
  Determination Period with respect to such Quarterly Period (x) as published by the Federal Reserve Board (i) in its Statistical Release
  H.15 (519), "Selected Interest Rates," which weekly per annum secondary market discount rates presently are set forth in such Statistical Release under the caption "U.S. Government Securities -- Treasury Bills -- Secondary Market -- 3 Month," or (ii) if said Statistical Release
  H.15 (519) is not then published, in any release comparable to Statistical Release H.15(519), or (y) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency. However, if the Three Month Discount Rate cannot be determined as provided above, then the Three Month Discount Rate shall mean the arithmetic average of the average per annum secondary market discount rates, based on the asked prices, for each business day during the Rate Determination Period of all of the issues of non-interest bearing United States Treasury obligations with a maturity of not less than 80 nor more than 100 days from such business day (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.

            "Three  Month  Treasury  Rate"  means,  with  respect  to  any

  Quarterly Period, the result of the following calculation regarding the Three Month Discount Rate for such Quarterly Period, rounded to the nearest basis point:

                      Three Month Discount Rate (%) x 365
               360 - (91 x.01 x Three Month Discount Rate (%))

            "Ten Year Treasury Rate" means, with respect to any date, the arithmetic average (rounded to the nearest basis point) of the weekly average per annum yield to maturity values adjusted to constant maturities of ten years for the three calendar weeks constituting the Rate Determination Period for the Quarterly Period in which such date occurs as read from the yield curves of the most actively traded marketable United States Treasury fixed interest rate securities (x) constructed daily by the United States Treasury Department (i) as published by the Federal Reserve Board in its Statistical Release H.15
  (519), "Selected Interest Rates," which weekly average yield to maturity values presently are set forth in such statistical release under the caption "U.S. Government Securities -- Treasury Constant Maturities -- 10 Year", or (ii) if said Statistical Release H.15(519) is not then published, as published by the Federal Reserve Board in any release comparable to its Statistical Release H.15 (519), or (iii) if the Federal Reserve Board shall not then be publishing a comparable release, as published in any official publication or release of any other United States Government department or agency, or (y) if the United States Treasury Department shall not then be constructing such yield curves, as constructed by the Federal Reserve Board or any other United States Government department or agency and published as set forth in (x) above. However, if the Ten Year Treasury Rate cannot be determined as provided above, then the Ten Year Treasury Rate shall mean the arithmetic average (rounded to the nearest basis point) of the per annum yields to maturity for each business day during the Rate Determination Period of all of the issues of actively traded marketable United States Treasury fixed interest rate securities with a maturity of not less then 117 months nor more than 123 months from such business day (excluding all such securities which can be surrendered at the option of the holder at face value in payment of any federal estate tax, which provide tax benefits to the holder or which were issued at a substantial discount) (1) as published in The Wall Street Journal, or (2) if The Wall Street Journal shall cease such publication, based on average asked prices (or yields) as quoted by each of three United States Government securities dealers of recognized national standing selected by the Company.

            "LIBOR" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of LIBOR for each business day in the Rate Determination Period for such Quarterly Period, as determined by Bankers Trust Company or its successor as the agent bank (the "Agent Bank") of the Company in accordance with the f o l l owing provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal London office of each of Bankers Trust

  Company, Citibank, N.A. and Chemical Bank (the "Reference Banks", which term shall include any successor Reference Bank or Reference Banks appointed by the Company as provided in the Note Exchange Agreement) to provide the Agent Bank with its offered quotation for three-month United States dollar deposits to leading banks in the London interbank market at approximately 11:00 A.M. (London time). LIBOR, for each such business day, shall be the arithmetic average (rounded to the nearest basis point) of such offered quotations of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such offered quotations, LIBOR for that day shall be determined in accordance with the two preceding sentences on the basis of the offered quotations of those Reference Banks providing such quotations. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent Bank with such an offered quotation, the Agent Bank shall not determine LIBOR for that day.

            "Prime Rate" means, with respect to any Quarterly Period, the arithmetic average (rounded to the nearest basis point) of Prime Rate for each business day in the Rate Determination Period for such Quarterly Period, as determined by the Agent Bank in accordance with the f o l l owing provisions. On each business day during the Rate Determination Period with respect to such Quarterly Period, the Agent Bank will request the principal New York office of each of the Reference Banks to provide the Agent Bank with the rate announced by such Reference Bank as its prime commercial lending rate per annum at approximately 11 A.M. (New York time). Prime Rate, for each such business day, shall be arithmetic average (rounded to the nearest basis point) of such rates of the Reference Banks for such business day as determined by the Agent Bank. If on any business day during a Rate Determination Period at least two but fewer than all the Reference Banks provide the Agent Bank with such rates, Prime Rate for that day shall be determined in accordance with the two preceding sentences on the basis of the rates of those Reference Banks providing such rates. If on any business day during a Rate Determination Period fewer than two of the Reference Banks provide the Agent bank with such rates, the Agent Bank shall not determine Prime Rate for that day.

            "Quarterly Period" means the period from each September 15 through the next December 14, from each December 15 through the next March 14, from each March 15 through the next June 14, or from each June 15 through the next September 14, as the case may be.

            "Rate Determination Period" means, with respect to any Quarterly Period, the three calendar weeks ending on the last Friday that is more than 15 days prior to the first day of such Quarterly Period.

            94.  Abbreviations.

            Customary abbreviations may be used in the name of a Noteholder or any assignee, such as: TEN COM (= tenant in common), TEN ENT (= tenants by the entire entities), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            95.  Copies of Note Exchange Agreement.

            The Company will furnish to any Noteholder of record upon written request without charge a copy of the Note Exchange Agreement. Requests may be made to: Canal
  Capital  Corporation,  717  Fifth  Avenue,  New  York,  New  York 10022,
  Attention:  Treasurer.

            96.  Amendment and Restatement.

            The New Notes, including this Note, amend, supersede and replace the Old Notes, and are delivered in substitution for, but not in payment of, the Old Notes.


            IN WITNESS WHEREOF, CANAL CAPITAL CORPORATION has caused this instrument to be executed in its corporate name by the signature of its Vice President.

  Dated:  As of September 15, 1995



                                           CANAL CAPITAL CORPORATION



                                           By:/S/ MICHAEL E. SCHULTZ

                               ASSIGNMENT FORM


            If you the holder want to assign this Variable Rate Mortgage Note, fill in the form below and have your signatured guaranteed:

  I or we assign and transfer this Variable Rate Mortgage Note to:







                (Print or Type name, address and zip code and social security or tax ID number of assignee)

  and irrevocably appoint ________________________, agent to transfer this Variable Rate Mortgage Note on the books of the Company. The agent may substitute another to act for him.



  Dated:  _____________________________    Signed:
  _____________________________


                                           _____________________________
                                           (Sign  exactly  as name appears
                                           on the other side of this Note)




  Signature Guarantee